As filed with the Securities and Exchange Commission on November 22, 2004
                                                     1933 Act File No. 333-
                                                     1940 Act File No. 811-21676

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-2

                             REGISTRATION STATEMENT
                      UNDER THE SECURITIES ACT OF 1933           |X|
                         PRE-EFFECTIVE AMENDMENT NO.             |_|
                        POST-EFFECTIVE AMENDMENT NO.             |_|

                                     AND/OR

                        REGISTRATION STATEMENT UNDER THE
                       INVESTMENT COMPANY ACT OF 1940            |X|
                                AMENDMENT NO.                    |_|
                        (CHECK APPROPRIATE BOX OR BOXES)


                  EATON VANCE TAX MANAGED BUYWRITE INCOME FUND
                  --------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


     THE EATON VANCE BUILDING, 255 STATE STREET, BOSTON, MASSACHUSETTS 02109
     -----------------------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (617) 482-8260
        -----------------------------------------------------------------


                                 ALAN R. DYNNER
     THE EATON VANCE BUILDING, 255 STATE STREET, BOSTON, MASSACHUSETTS 02109
     -----------------------------------------------------------------------
                     NAME AND ADDRESS (OF AGENT FOR SERVICE)


                          COPIES OF COMMUNICATIONS TO:

                              MARK P. GOSHKO, ESQ.
                           KIRKPATRICK & LOCKHART LLP
                                 75 STATE STREET
                           BOSTON, MASSACHUSETTS 02109


     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. |_|

     It is proposed that this filing will become effective (check appropriate box): |_| when declared effective pursuant to Section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

================================================================================
                                          PROPOSED     PROPOSED
                              AMOUNT      MAXIMUM      MAXIMUM      AMOUNT OF
                               BEING      OFFERING    AGGREGATE   REGISTRATION
TITLE OF SECURITIES BEING   REGISTERED   PRICE PER     OFFERING    FEES (1)(2)
        REGISTERED             (1)         UNIT         PRICE
                                           (1)           (1)
--------------------------------------------------------------------------------

Common Shares of              50,000       $20.00     $1,000,000     $126.70
Beneficial Interest,
$0.01 par value

================================================================================

(1) Estimated solely for purposes of calculating the registration fee, pursuant to Rule 457(o) under the Securities Act of 1933.

(2) Includes Shares that may be offered to the Underwriters pursuant to an option to cover over-allotments.

                      ------------------------------------


    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

[REDHERRING:]The information in this Prospectus is incomplete and may be changed. We may not sell these securities unitl the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities, and we are not soliciting offers to buy these securities, in any state where the offer or sale is not permitted.




PRELIMINARY PROSPECTUS          SUBJECT TO COMPLETION          November 22, 2004

--------------------------------------------------------------------------------

(EATON VANCE LOGO)

     SHARES

EATON VANCE TAX-MANAGED BUYWRITE INCOME FUND

COMMON SHARES

INVESTMENT OBJECTIVES. Eaton Vance Tax-Managed BuyWrite Income Fund (the "Fund") is a newly organized, diversified, closed-end management investment company. The Fund's primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation. In pursuing its investment objectives, the Fund will evaluate returns on an after-tax basis, seeking to reduce and defer shareholder taxes.

Under normal market conditions, the Fund's investment program will consist primarily of (1) owning a diversified portfolio of common stocks that seeks to approximate the pretax investment performance of the S&P Composite Stock Price Index (the "S&P 500") and (2) selling S&P 500 index call options on a continuous basis on substantially the full value of its holdings of common stocks. The Fund will seek to approximate the pretax investment performance of the CBOE S&P 500 BuyWrite Index (the "BXM") and to achieve higher after-tax returns than a pure replication of the BXM strategy by employing a number of tax-management techniques and strategies. The BXM is a passive stock-plus-covered-call index created and maintained by the Chicago Board Options Exchange (the "CBOE").

INVESTMENT ADVISER AND SUB-ADVISER. The Fund's investment adviser is Eaton Vance Management ("Eaton Vance" or the "Adviser"). As of October 31, 2004, Eaton Vance and its subsidiaries managed approximately $[__] billion on behalf of funds, institutional clients and individuals, including approximately $[__] billion in equity fund assets. Eaton Vance has engaged its affiliate Parametric Portfolio Associates LLC ("Parametric" or the "Sub-Adviser") as a sub-adviser to the Fund. Parametric, founded in 1987, specializes in managing broadly diversified, risk controlled and tax-efficient portfolios for institutional, high net worth investors and investment company clients and their advisers. Parametric managed approximately $[__] billion in assets as of October 31, 2004. Eaton Vance will be responsible for managing the Fund's overall investment program, implementing the Fund's index options strategy, providing research support to the Sub-Adviser and supervising the performance of the Sub-Adviser. The Sub-Adviser will be responsible for structuring and managing the Fund's common stock portfolio, including tax-loss harvesting and other tax-management techniques. The Sub-Adviser has developed specialized programs and systems that allow for efficient implementation of the Fund's strategies.

PORTFOLIO CONTENTS. Under normal market conditions, the Fund will invest its managed assets in a diversified portfolio of common stocks that seeks to approximate the pre-tax total return performance of the S&P 500. Due to tax considerations, the Fund intends to limit the overlap between its stock portfolio holdings (and any subset thereof) and the S&P 500 to less than 70% at all times. The Fund will utilize portfolio optimization systems and software to seek to minimize the "tracking error" of its stock portfolio's projected performance versus that of the S&P 500. The Fund will invest primarily in common stocks of U.S. issuers. (CONTINUED ON INSIDE FRONT COVER)

BECAUSE THE FUND IS NEWLY ORGANIZED, ITS COMMON SHARES HAVE NO HISTORY OF PUBLIC TRADING.

INVESTING IN SHARES INVOLVES CERTAIN RISKS. SEE "INVESTMENT OBJECTIVES, POLICIES AND RISKS" BEGINNING AT PAGE [__].

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                    PRICE  TO PUBLIC    SALES LOAD(1)    PROCEEDS TO FUND
            Per share                               $                   $                $
                                                    ------              ------           ------

                                                    PRICE  TO PUBLIC    SALES LOAD(1)    PROCEEDS TO FUND
            Total                                   $                   $                $
                                                    ------              ------           ------
            Total assuming full exercise of the     $                   $                $
            over-allotment option                   ------              ------           ------


    (1) Eaton Vance (not the Fund) will pay certain additional compensation to qualifying underwriters. See "Underwriting." Eaton Vance (not the Fund) will pay [__] for services provided pursuant to a shareholder servicing agreement between [__] and Eaton Vance. See "Underwriting." The total compensation received by the Underwriters will not exceed [__]% of the aggregate initial offering price of the Common Shares offered hereby.

     In addition to the sales load, the Fund will pay offering expenses of up to $[__] per share, estimated to total $[__], which will reduce the "Proceeds to Fund" (above). Eaton Vance or an affiliate has agreed to pay the amount by which the aggregate of all of the Fund's offering costs (other than sales loads) exceeds $[__] per share. Eaton Vance or an affiliate has agreed to reimburse all Fund organizational costs.

Under normal market conditions, the Fund will seek to generate current earnings by employing an options strategy of writing (selling) index call options on the S&P 500. The Fund expects to sell index call options on a continuous basis on substantially the full value of its holdings of common stocks. Writing index call options involves a tradeoff between the option premiums received and reduced participation in potential future stock price appreciation of the Fund's portfolio of common stocks. Generally, the Fund intends to sell S&P 500 call options that are slightly "out-of-the-money," meaning that option exercise prices generally will be slightly higher than the current level of the index at the time the options are written. The Fund seeks to generate current earnings from option premiums and, to a lesser extent, from dividends on stocks held.

EXCHANGE LISTING. The Fund intends to apply for listing of its common shares on the New York Stock Exchange under the symbol "[ ]." Because the Fund is newly organized, its common shares have no history of public trading. The shares of closed-end management investment companies frequently trade at a discount from their net asset value. The returns earned by holders of the Fund's common shares ("Common Shareholders") who purchase their shares in this offering and sell their shares below net asset value will be reduced.

The Fund's net asset value and distribution rate will vary and may be affected by numerous factors, including changes in stock prices, option premiums, market interest rates, dividend rates and other factors. An investment in the Fund may not be appropriate for all investors. There is no assurance that the Fund will achieve its investment objectives.

This Prospectus sets forth concisely information you should know before investing in the shares of the Fund. Please read and retain this Prospectus for future reference. A Statement of Additional Information dated , 2004, has been filed with the Securities and Exchange Commission ("SEC") and can be obtained without charge by calling 1-800-225-6265 or by writing to the Fund. A table of contents to the Statement of Additional Information is located at page 47 of this Prospectus. This Prospectus incorporates by reference the entire Statement of Additional Information. The Statement of Additional Information is available along with other Fund-related materials: at the SEC's public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the reference room); from the EDGAR database on the SEC's internet site (http://www.sec.gov); upon payment of copying fees by writing to the SEC's public reference section, Washington, DC 20549-0102; or by electronic mail at publicinfo@sec.gov. The Fund's address is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109 and its telephone number is 1-800-225-6265.

The Fund's shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

The underwriters named in the Prospectus may purchase up to __________ additional shares from the Fund under certain circumstances.

The underwriters expect to deliver the shares to purchasers on or about ___________, 2005.

You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of these securities in any state where the offer is not permitted.

Until ___________, 2005 (25 days after the date of this Prospectus), all dealers that buy, sell or trade the shares, whether or not participating in this offering, may be required to deliver a Prospectus. This is in addition to the dealers' obligation to deliver a Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

TABLE OF CONTENTS

Prospectus summary............................................................
Summary of Fund expenses......................................................
The Fund......................................................................
Use of proceeds...............................................................
Investment objectives, policies and risks.....................................
Management of the Fund........................................................
Distributions.................................................................
Dividend reinvestment plan....................................................
Description of capital structure..............................................
Underwriting..................................................................
Shareholder Servicing Agent, custodian and transfer agent.....................
Legal opinions................................................................
Reports to shareholders.......................................................
Independent registered public accounting firm.................................
Additional information........................................................
Table of contents for the Statement of Additional Information.................
The Fund's privacy policy.....................................................

PROSPECTUS SUMMARY

THIS IS ONLY A SUMMARY. THIS SUMMARY MAY NOT CONTAIN ALL OF THE INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING IN THE FUND'S COMMON SHARES. YOU SHOULD REVIEW THE MORE DETAILED INFORMATION CONTAINED IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION, ESPECIALLY THE INFORMATION SET FORTH UNDER THE HEADING "INVESTMENT OBJECTIVES, POLICIES AND RISKS."

THE FUND

Eaton Vance Tax-Managed BuyWrite Income Fund (the "Fund") is a newly organized, diversified, closed-end management investment company. The Fund seeks to achieve current income and gains with the potential for capital appreciation.
Investments  are  based  on  Eaton  Vance  Management's  ("Eaton  Vance"  or the
"Adviser") and Parametric Portfolio Associates LLP's ("Parametric" or the "Sub-Adviser") internal research and proprietary modeling techniques and software, which are generally not available to individual investors. An investment in the Fund may not be appropriate for all investors. There is no assurance that the Fund will achieve its investment objectives.

THE OFFERING

The Fund is offering common shares of beneficial interest, par value $0.01 per share, through a group of underwriters (the "Underwriters") led by [ ], [ ] and [ ]. The common shares of beneficial interest are called "Common Shares." The Underwriters have been granted an option by the Fund to purchase up to additional Common Shares solely to cover orders in excess of Common Shares. The initial public offering price is $[ ] per share. The minimum purchase in this offering is 100 Shares ($ ). See "Underwriting." Eaton Vance or an affiliate has agreed to (i) reimburse all organizational costs and (ii) pay all offering costs (other than sales loads) that exceed $0.04 per Common Share.

INVESTMENT OBJECTIVES AND POLICIES

The Fund's primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation. In pursuing its investment objectives, the Fund will evaluate returns on an after-tax basis, seeking to reduce and defer shareholder taxes. There can be no assurance that the Fund will achieve its investment objectives.

Under normal market conditions, the Fund's investment program will consist primarily of (1) owning a diversified portfolio of common stocks that seeks to approximate the pretax investment performance of the S&P Composite Stock Price Index (the "S&P 500") and (2) selling S&P 500 index call options on a continuous basis on substantially the full value of its holdings of common stocks. The Fund will seek to approximate the pretax investment performance of the CBOE S&P 500 BuyWrite Index (the "BXM") and to achieve higher after-tax returns than a pure replication of the BXM strategy by employing a number of tax-management techniques and strategies. The BXM is a passive stock-plus-covered-call index created and maintained by the Chicago Board Options Exchange (the "CBOE").

Under normal market conditions, the Fund will invest its managed assets in a diversified portfolio of common stocks that seeks to approximate the pretax total return performance of the S&P 500. Due to tax considerations, the Fund intends to limit the overlap between its stock portfolio holdings (and any subset thereof) and the S&P 500 to less than 70% at all times. The Fund will utilize portfolio optimization systems and software to seek to minimize the "tracking error" of its stock portfolio's projected performance versus that of the S&P 500. The Fund will invest primarily in common stocks of U.S. issuers. The Fund may invest up to 10% of its total assets in securities of foreign issuers, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"). The Fund normally expects that its assets will be invested across a broad range of industries and market sectors. The Fund may not invest 25% or more of its total assets in the securities of issuers in any single industry or group of industries.

Under normal market conditions, the Fund will seek to generate current earnings by employing an options strategy of writing (selling) S&P 500 index call options on a continuous basis on substantially the full value of its holdings of common stocks. Writing index call options involves a tradeoff between the option premiums received and reduced participation in potential future stock price appreciation. Generally, the Fund intends to sell S&P 500 call options that are slightly "out-of-the-money," meaning that option exercise prices generally will be slightly higher than the current level of the index at the time the options are written. The Fund seeks to generate current earnings from option premiums and, to a lesser extent, from dividends on stocks held.

The Fund intends to sell S&P 500 call options that are exchange-listed and "European style," meaning that the options may be exercised only on the expiration date of the option. Index options differ from options on individual securities in that index options (i) are settled in cash rather than by delivery of securities and (ii) reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

As the seller of S&P 500 index call options, the Fund will receive cash (the premiums) from options purchasers. The purchaser of an S&P 500 index option has the right to any appreciation in the value of the S&P 500 over a fixed price (the exercise price) as of a specified date in the future (the expiration date). Generally, the Fund intends to sell S&P 500 call options that are slightly "out-of-the-money" (i.e., the exercise price generally will be slightly above the current level of the S&P 500 when the option is sold). The Fund will, in effect, sell the potential appreciation in the value of the S&P 500 above the exercise price in exchange for the option premium received. If, at expiration, an S&P 500 index call option sold by the Fund is exercised, the Fund will pay the purchaser the difference between the cash value of the S&P 500 and the exercise price of the option. The premium, the exercise price and the market value of the S&P 500 will determine the gain or loss realized by the Fund as the seller of the index call option.

In implementing the Fund's investment strategy, the Adviser and Sub-Adviser intend to employ a variety of techniques and strategies designed to minimize and defer the federal income taxes incurred by shareholders in connection with their investment in the Fund as described below.

The S&P 500 is an unmanaged index of 500 stocks maintained and published by Standard & Poor's that is market-capitalization weighted and generally representative of the performance of larger stocks traded in the U.S. It is not possible to invest directly in the S&P 500. The BXM is a passive total return index based on holding the stocks in the S&P 500 and selling a series of one-month S&P 500 index call options on the full value of the portfolio. The options are sold at the nearest available exercise price above the prevailing S&P 500 level (i.e., slightly out of the money). The short option position is maintained until expiration, at which time a new one-month call option is written. It is not possible to invest directly in the BXM. The Fund is not sponsored, endorsed, sold or promoted by the CBOE, and the CBOE makes no representation regarding the advisability of investing in the Fund.

INVESTMENT STRATEGY

Eaton Vance will be responsible for managing the Fund's overall investment program, implementing the Fund's index options strategy, providing research support to the Sub-Adviser and supervising the performance of the Sub-Adviser. The Sub-Adviser will be responsible for structuring and managing the Fund's common stock portfolio, including tax-loss harvesting and other tax-management techniques. The Sub-Adviser has developed specialized programs and systems that allow for efficient implementation of the Fund's strategies. The Fund's investments are actively managed, and securities may be bought or sold on a daily basis.

The Adviser believes that a strategy of owning a portfolio of common stocks and selling covered call options (a "buy-write strategy") can provide high current income and gains and attractive risk-adjusted returns. Compared to selling call options on individual stocks, selling index call options can achieve better tax and transactional efficiency because index options are cash-settled "section 1256 contracts" subject to favorable tax treatment and because the markets for index options are generally deeper and more liquid than options on individual stocks.

Eaton Vance further believes that a strategy of owning a portfolio of common stocks whose performance approximates that of the S&P 500 in conjunction with writing index call options on the S&P 500 should generally provide returns that are superior to owning the same stocks without an associated call option writing program under three different stock market scenarios: (1) down-trending equity markets; (2) flat market conditions; and (3) moderately rising equity markets. In the Adviser's opinion, only in more strongly rising equity markets would the buy-write strategy generally be expected to underperform the stock only portfolio. For these purposes, the Adviser considers more strongly rising equity market conditions to exist whenever the current annual rate of return for U.S. stocks materially exceeds the long-term historical average of stock market returns. The Adviser considers moderately rising equity market conditions to exist whenever current annual returns on U.S. common stocks are positive, but do not materially exceed the long-term historical average of stock market returns.

The Fund will seek to achieve performance from its common stock portfolio that approximates the performance of the S&P 500. To avoid being subject to the "straddle rules" under federal income tax law, the Fund intends to maintain an overlap of less than 70% between its stock portfolio (or any subset thereof) and the S&P 500 on an ongoing basis. The Fund will utilize portfolio optimization systems and software to seek to minimize the "tracking error" of its stock portfolio's projected performance versus that of the S&P 500. The Sub-Adviser will consider a variety of factors in constructing and maintaining the Fund's stock portfolio, including, but not limited to, the overlap between stock portfolio holdings and the S&P 500, the tracking error of the portfolio versus the S&P 500 and stock performance ratings as determined by the Adviser. The

Adviser's evaluation of the future performance potential of individual stocks will be one among several considerations in portfolio construction and will not, on a standalone basis, be determinative of portfolio construction. The Adviser's stock ratings will be based primarily on fundamental research.

The Fund's index option strategy is designed to produce current cash flow from options premiums and to moderate the volatility of the Fund's returns. This index option strategy is of a hedging nature, and is not designed to speculate on equity market performance.

The Fund expects to sell index call options on a continuous basis on substantially the full value of its holdings of common stocks. The Adviser does not intend to sell index call options representing amounts greater than the value of the Fund's common stock portfolio (i.e., take a 'naked' position). The Adviser intends to sell S&P 500 index options that are exchange-listed and "European style," meaning that the options may only be exercised on the expiration date of the option. Exchange-traded index options are settled in cash and provide that the holder of the option has the right to receive an amount of cash determined by the excess of the index value on the expiration date over the exercise price of the option. Generally, the Adviser intends to sell S&P 500 call options that are slightly "out-of-the-money," meaning that option exercise prices generally will be slightly above the current level of the index at the time the options are written. The Adviser intends to follow an options strategy similar to that of the BXM, selling primarily S&P 500 index call options with a remaining maturity of approximately one month and maintaining its short call options positions until their expiration date, at which time replacement call option positions with a remaining maturity of approximately one month are written.

In implementing the Fund's investment strategy, the Adviser and Sub-Adviser intend to employ a variety of techniques and strategies designed to minimize and defer the federal income taxes incurred by Common Shareholders in connection with their investment in the Fund. These include: (1) selling index call options that qualify for treatment as "section 1256 contracts" on which capital gains and losses are generally treated as 60% long-term and 40% short-term, regardless of holding period; (2) limiting the overlap of the Fund's stock portfolio versus the S&P 500 to less than 70% so that the Fund's stock holdings and S&P 500 index call options are not subject to the "straddle rules;" (3) engaging in a systematic program of tax-loss harvesting in the Fund's stock portfolio, periodically selling stock positions that have depreciated in value to realize capital losses that can be used to offset capital gains realized by the Fund; and (4) minimizing the sale of appreciated stock positions to reduce realized capital gains. When an appreciated security is sold, the Fund intends to select for sale the share lots resulting in the most favorable tax treatment, generally those with holding periods sufficient to qualify for long-term capital gains treatment that have the highest cost basis.

In addition, the Fund will seek to earn and distribute "qualified dividend income." Under federal income tax law enacted in 2003, the qualified dividend income of individuals and other noncorporate taxpayers is taxed at long-term capital gain tax rates if certain holding period and other requirements are met. Qualified dividends are dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. The Fund generally can pass the tax treatment of qualified dividend income it receives through to Common Shareholders. For the Fund to receive tax-advantaged treatment of its qualified dividend income, the Fund must hold stock paying qualified dividends for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or more than 90 days during the associated 181-day period, in the case of certain preferred stocks). In addition, the Fund cannot be obligated to make related payments (pursuant to a short sale or otherwise) with respect to positions in any security that is substantially similar or related property with respect to such stock. Similar provisions apply to each Common Shareholder's investment in the Fund. In order for qualified dividend income paid by the Fund to a Common Shareholder to be taxable at long-term capital gains rates, the Common Shareholder must hold his or her Fund shares for more than 60 days during the 121-day period surrounding the ex-dividend date. The provisions of the Code applicable to qualified dividend income are effective through 2008. Thereafter, qualified dividend income will be subject tax at ordinary income rates unless further legislative action is taken

The Fund may seek to enhance the level of tax-advantaged dividend income it receives by emphasizing higher-yielding stocks in its stock portfolio and by engaging in dividend capture trading. In a dividend capture trade, the Fund sells a stock on or shortly after the stock's ex-dividend date and used the sale proceeds to purchase one or more other stocks that are expected to pay dividends before the next dividend payment on the stock being sold. Through this practice, the Fund may receive more dividend payments over a given time period than if it held a single stock. In order for dividends received by the Fund to qualify for favorable tax treatment, the Fund must comply with the holding period and other requirements set forth in the preceding paragraph. The use of dividend capture trading strategies will expose the Fund to increased trading costs and potentially higher short-term gain or loss.

The foregoing policies relating to investment in common stocks and options writing are the Fund's primary investment policies. In addition to its primary investment policies, the Fund may invest to a limited extent in other types of securities and engage in certain other investment practices.

LISTING

The Fund intends to apply for listing of its Common Shares on the New York Stock Exchange under the symbol "[__]."

INVESTMENT ADVISER, ADMINISTRATOR AND SUB-ADVISER

Eaton Vance, a direct wholly-owned subsidiary of Eaton Vance Corp., is the Fund's investment adviser and administrator. The Adviser and its subsidiaries managed approximately $[__] billion on behalf of funds, institutional clients and individuals as of October 31, 2004, including approximately [$__] billion in equity fund assets. [Twenty-nine] of the funds managed by Eaton Vance are closed-end funds. Eaton Vance has engaged Parametric, an indirect, majority-owned subsidiary of Eaton Vance Corp., as a sub-adviser to the Fund. Parametric, founded in 1987, specializes in managing broadly diversified, risk controlled and tax-efficient portfolios for institutional, high net worth investors and investment company clients and their advisers. Parametric managed approximately $[__] billion in assets as of October 31, 2004. Eaton Vance will be responsible for managing the Fund's overall investment strategy, setting the Fund's index options strategy and executing options transactions and supervising the performance of the Sub-Adviser. The Sub-Adviser will be responsible for structuring and managing the Fund's common stock portfolio, including tax-loss harvesting and other tax-management techniques. The Sub-Adviser has developed specialized programs and systems that allow for efficient implementation of the Fund's strategies. See "Management of the Fund."

DISTRIBUTIONS

Commencing with the Fund's first distribution, the Fund intends to make regular quarterly distributions to Common Shareholders sourced from the Fund's cash available for distribution. "Cash available for distribution" will consist of the Fund's net option premiums, net realized and unrealized gains on stock investments, and dividends and interest income, after payment of Fund expenses. The Fund's distribution rate may be adjusted from time-to-time. The Board may modify this distribution policy at any time without obtaining the approval of Common Shareholders. The initial distribution is expected to be declared approximately [60-90] days and paid approximately [90-120] days after the completion of this offering, depending on market conditions.

The Fund's annual distributions will likely differ from annual net investment income. The investment income of the Fund will consist of all dividend and interest income accrued on portfolio investments, short-term capital gain (including short-term gains on terminated option positions and gains on the sale of portfolio investments held for one year or less) in excess of long-term capital loss and income from certain hedging transactions, less all expenses of the Fund. Expenses of the Fund will be accrued each day. To the extent that that Fund's net investment income for any year exceeds the total quarterly distributions paid during the year, the Fund will make a special distribution at or near year-end of such excess amount as may be required. Over time, all of the Fund's investment company taxable income will be distributed.

At least annually, the Fund intends to distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) or, alternatively, to retain all or a portion of the year's net capital gain and pay federal income tax on the retained gain. As provided under federal tax law, Common Shareholders of record as of the end of the Fund's taxable year will include their attributable share of the retained gain in their income for the year as a long-term capital gain, and will be entitled to a tax credit or refund for the tax deemed paid on their behalf by the Fund. The Fund may treat the cash value of tax credit and refund amounts in connection with retained capital gains as a substitute for equivalent cash distributions.

If the Fund's total quarterly distributions in any year exceed the amount of its net investment income and net capital gain dividends for the year, any such excess would be characterized as a return of capital. Under the 1940 Act, for any distribution that includes amounts from sources other than net income, the Fund is required to provide Common Shareholders a written statement regarding the components of such distribution.

To permit the Fund to maintain more stable distributions, distribution rates will be based on projected annual cash available from distribution. As a result, the distributions paid by the Fund for any particular quarter may be more or less than the amount of cash available for distribution from that quarterly period. In certain circumstances, the Fund may be required to sell a portion of its investment portfolio to fund distributions. Distributions will reduce the Common Shares' net asset value.

The Fund has applied for an order from the SEC granting exemption from Section 19(b) of the Investment Company Act, and Rule 19b-1 thereunder to permit the Fund to include realized long-term capital gains as a part of its regular distributions to Common Shareholders more frequently than would otherwise be permitted by the Investment Company Act (generally once per taxable year). In the event that such an exemptive order is obtained, the Fund will consider increasing the frequency of its regular distributions from quarterly to monthly.

Common Shareholders may elect automatically to reinvest some or all of their distributions in additional Common Shares under the Fund's dividend reinvestment plan. See "Distributions" and "Dividend reinvestment plan."

DIVIDEND REINVESTMENT PLAN

The Fund has established a dividend reinvestment plan (the "Plan"). Under the Plan, a Common Shareholder may elect to have all distributions automatically reinvested in additional Common Shares either purchased in the open market or newly issued by the Fund if the Common Shares are trading at or above their net asset value. Common Shareholders may elect to participate in the Plan by completing the dividend reinvestment plan application form. Common Shareholders who do not elect to participate in the Plan will receive all distributions in cash paid by check mailed directly to them by PFPC Inc., as dividend paying agent. Common Shareholders who intend to hold their Common Shares through a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan. See "Dividend reinvestment plan."

CLOSED-END STRUCTURE

Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities that are redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund's investment objectives and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in the employment of financial leverage and in the ability to make certain types of investments. Shares of closed-end funds listed on an exchange may be purchased and sold throughout each trading day, whereas purchases and sales of mutual funds are generally effected as of the close of market trading. However, shares of closed-end funds frequently trade at a discount from their net asset value. In recognition of the possibility that the Common Shares might trade at a discount to net asset value and that any such discount may not be in the interest of Common Shareholders, the Fund's Board of Trustees (the "Board"), in consultation with Eaton Vance, may from time to time review possible actions to reduce trading discounts in the Common Shares. The Board might consider open market repurchases or tender offers for Common Shares at net asset value. There can be no assurance that the Board will decide to undertake these or other actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to their net asset value. The Board might also consider the conversion of the Fund to an open-end mutual fund. The Board believes, however, that the closed-end structure is desirable, given the Fund's investment objectives and policies. Investors should assume, therefore, that it is highly unlikely that the Board would vote to convert the Fund to an open-end investment company. Although the Fund has no current intention to issue preferred shares, investors should note that any possible future issuance of preferred shares to provide investment leverage could make a conversion to open-end form more difficult because of the voting rights of preferred shareholders, the costs of redeeming preferred shares and other factors. See "Description of capital structure."

SPECIAL RISK CONSIDERATIONS

NO OPERATING HISTORY

The Fund is a closed-end investment company with no history of operations and is designed for long-term investors and not as a trading vehicle.

INVESTMENT AND MARKET RISK

An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Because the Fund intends to sell index call options on a continuous basis on substantially the full value of its common stock holdings, the Fund's appreciation potential from equity market performance will be limited. The Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of distributions.

ISSUER RISK

The value of securities held by the Fund may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

EQUITY RISK

Under normal market conditions, the Fund will invest its managed assets in a diversified portfolio of common stocks. Therefore, a principal risk of investing in the Fund is equity risk. Equity risk is the risk that securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds. Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in returns. An adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks held by the Fund. In addition, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stocks in which the Fund will invest are structurally subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. Finally, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

RISK OF SELLING INDEX CALL OPTIONS

The Fund expects to sell S&P 500 index call options on a continuous basis on substantially the full value of its holdings of common stocks. The purchaser of an index call option has the right to any appreciation in the value of the index over the exercise price of the call option on the expiration date. Because their exercise is settled in cash, sellers of index call options such as the Fund cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Fund intends to mitigate the risks of its written index call positions by holding a diversified portfolio of stocks similar to those on which the S&P 500 is based. However, the Fund does not intend to acquire and hold a portfolio containing exactly the same stocks as the S&P 500 and, as a result, bears the risk that the performance of the securities held by the Fund will vary from the performance of the S&P 500. Index options written by the Fund will be priced on a daily basis. Their value will be affected primarily by changes in the price and dividend rates of the underlying common stocks in the S&P 500, changes in actual or perceived volatility of the S&P 500 and the remaining time to the options' expiration. The trading price of S&P 500 index options will also be affected by liquidity considerations and the balance of purchase and sale orders.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived and well-executed options program may be adversely affected by market behavior or unexpected events. As the writer of S&P 500 index call options, the Fund will forgo, during the option's life, the opportunity to profit from increases in the value of the S&P 500 above the sum of the option premium received and the exercise price of the call option, but retains the risk of loss, minus the option premium received, should the value of the S&P 500 decline. When a call option is exercised, the Fund will be required to deliver an amount of cash determined by the excess of the value of S&P 500 at contract termination over the exercise price of the option. Thus, the sale of index call options may require the Fund to sell portfolio securities to generate cash at inopportune times or for unattractive prices.

The trading price of options may be adversely affected if the market for such options becomes less liquid or smaller. There can be no assurance that a liquid market will exist when the Fund seeks to close out a call option position by buying the option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled to discontinue the trading of options (or a particular class or series of options) at some future date. If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for options may not conform to the hours during which common stocks held by the Fund are traded. To the extent that the options markets close before the markets for securities, significant price and rate movements can take place in the securities markets that would not be reflected concurrently in the options markets. Index call options are marked to market daily and their value is substantially affected by changes in the value of and dividend rates of the underlying index, changes in interest rates, changes in the actual or perceived volatility of the associated index and the remaining time to the options' expiration, as well as trading conditions in the options market.

TAX RISK

Reference is made to "Federal Income Tax Matters" for an explanation of the federal income tax consequences and attendant risks of investing in the Fund. Although the Fund seeks to minimize and defer the taxes incurred by Common Shareholders in connection with their investment in the Fund, there can be no assurance that it will be successful in this regard. The tax treatment and characterization of the Fund's distributions may change over time due to changes in the Fund's mix of investment returns and changes in the federal tax laws, regulations and administrative and judicial interpretations. Distributions paid on the Common Shares may be characterized variously as net investment income (taxable at ordinary income rates), qualified dividends and capital gains dividends (each taxable at long-term capital gains rates) or return of capital (not currently taxable). The ultimate tax characterization of the Fund's distributions made in a calendar year may not finally be determined until after the end of that calendar year. Distributions to a Common Shareholder that are return of capital will be tax free to the amount of the Common Shareholder's current tax basis in his or her Common Shares, with any distribution amounts exceeding such basis treated as capital gain on a deemed sale of Common Shares. Common Shareholders are required to reduce their tax basis in Common Shares by the amount of tax-free return of capital distributions received, thereby increasing the amount of capital gain (or decreasing the amount of capital loss) to be recognized upon a later disposition of the Common Shares. In order for Fund distributions of qualified dividend income to be taxable at favorable long-term capital gains rates, a Common Shareholder must meet certain prescribed holding period and other requirements with respect to his or her Common Shares.

DISTRIBUTION RISK

The quarterly distributions Common Shareholders will receive from the Fund will be sourced from the Fund's net option premiums, net realized and unrealized gains on stock investments, and dividends and interest income, after payment of Fund expenses. The Fund's cash available for distribution may vary widely over the short- and long-term. If stock prices or stock market volatility declines, the level of premiums from writing index call options and the amounts available for distribution from options activity will likely decrease as well. Payments to close written call options will reduce amounts available for distribution from call option premiums received. Net realized and unrealized gains on the Fund's stock investments will be determined primarily by the direction and movement of the U.S. stock market (and the S&P 500 in particular). Dividends on common stocks are not fixed but are declared at the discretion of the issuer's board of directors. There can be no assurance that quarterly distributions paid by the Fund to the Common Shareholders will be maintained at initial levels or increase over time.

FOREIGN SECURITY RISK

The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. Foreign investments also could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations. As an alternative to holding foreign-traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts, which evidence ownership in underlying foreign securities). Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments in U.S. dollars. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

INTEREST RATE RISK

The premiums from writing index call options and amounts available for distribution from the Fund's options activity may decrease in declining interest rate environments. The value of the Fund's common stock investments may also be influenced by changes in interest rates. Higher yielding stocks and stocks of issuers whose businesses are substantially affected by changes in interest rates may be particularly sensitive to interest rate risk.

DERIVATIVES RISK

In addition to writing covered call options, the risks of which are described above, the Fund may invest up to 20% of its total assets in other derivative investments acquired for hedging, risk management and investment purposes. Derivative transactions including options on securities and securities indices and other transactions in which the Fund may engage (such as futures contracts and options thereon, swaps and short sales) may subject the Fund to increased risk of principal loss due to unexpected movements in stock prices, changes in stock volatility levels and interest rates, and imperfect correlations between the Fund's securities holdings and indices upon which derivative transactions are based. The Fund also will be subject to credit risk with respect to the counterparties to any over-the-counter derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or no recovery in such circumstances.

LIQUIDITY RISK

The Fund may invest up to 15% of its total assets in securities for which there is no readily available trading market or which are otherwise illiquid. The Fund may not be able readily to dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. In addition, the limited liquidity could affect the market price of the securities, thereby adversely affecting the Fund's net asset value.

INFLATION RISK

Inflation risk is the risk that the purchasing power of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions thereon can decline.

MARKET PRICE OF COMMON SHARES

The shares of closed-end management investment companies often trade at a discount from their net asset value, and the Fund's Common Shares may likewise trade at a discount from net asset value. The trading price of the Fund's Common Shares may be less than the public offering price. The returns earned by Common Shareholders who purchased their Common Shares in this offering and sell their Common Shares below net asset value will be reduced.

FINANCIAL LEVERAGE

Although the Fund has no current intention to do so, the Fund is authorized to utilize leverage through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. In the event that the Fund determines in the future to utilize investment leverage, there can be no assurance that such a leveraging strategy will be successful during any period in which it is employed. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares and the risk that fluctuations in distribution rates on any preferred shares or fluctuations in borrowing costs may affect the return to Common Shareholders. To the extent the income derived from securities purchased with proceeds received from leverage exceeds the cost of leverage, the Fund's distributions will be greater than if leverage had not been used. Conversely, if the income from the securities purchased with such proceeds is not sufficient to cover the cost of leverage, the amount available for distribution to Common Shareholders will be less than if leverage had not been used. In the latter case, Eaton Vance, in its best judgment, may nevertheless determine to maintain the Fund's leveraged position if it deems such action to be appropriate. The costs of an offering of preferred shares and/or a borrowing program would be borne by Common Shareholders and consequently would result in a reduction of the net asset value of Common Shares. In addition, the fee paid to Eaton Vance will be calculated on the basis of the Fund's average daily gross assets, including proceeds from the issuance of preferred shares and/or borrowings, so the fees will be higher when leverage is utilized. In this regard, holders of preferred shares do not bear the investment advisory fee. Rather, Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of the preferred shares offering.

MANAGEMENT RISK

The Fund is subject to management risk because it is an actively managed portfolio. Eaton Vance, Parametric and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Fund may be subject to additional management risk because the Fund's investment program will require effective coordination between the Adviser and the Sub-Adviser.

MARKET DISRUPTION

The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. These terrorist attacks and related events, including the war in Iraq, its aftermath, and continuing occupation of Iraq by coalition forces, have raised short-term market risk and may have adverse long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets could impact trading in common stocks and stock options, interest rates, credit risk, inflation and other factors relating to the Common Shares. The Fund cannot predict the effects of similar events in the future on the U.S. economy and securities markets.

ANTI-TAKEOVER PROVISIONS

The Fund's Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other persons or entities to acquire control of the Fund or to change the composition of its Board. See "Description of capital structure--Anti-takeover provisions in the Declaration of Trust."

SUMMARY OF FUND EXPENSES

The purpose of the table below is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly.

Shareholder transaction expenses
 Sales load paid by you (as a percentage of offering price)........   [    ]%
 Expenses borne by the Fund........................................   [    ]%(1)
 Dividend reinvestment plan fees...................................    None(2)

                                                        PERCENTAGE OF NET ASSETS
                                                                    ATTRIBUTABLE
                                                                TO COMMON SHARES
Annual expenses
  Management fees..................................................   [    ]%
                                                                      ------
  Other expenses...................................................   [    ]%(3)
                                                                      ======
  Total annual expenses............................................   [    ]%
                                                                      ======
----------

(1) Eaton Vance or an affiliate has agreed to reimburse all organizational costs and pay all offering costs (other than sales load) that exceed $0.04 per Common Share (0.20% of the offering price).

(2) You will be charged a $5.00 service charge and pay brokerage charges if you direct the plan agent to sell your Common Shares held in a dividend reinvestment account.

(3) Estimated expenses based on the current fiscal year.

The expenses shown in the table are based on estimated amounts for the Fund's first year of operations and assume that the Fund issues approximately [______] Common Shares. See "Management of the Fund" and "Dividend reinvestment plan."

EXAMPLE

The following Example illustrates the expenses that you would pay on a $1,000 investment in Common Shares (including the sales load of $45, estimated offering expenses of this offering of $2), assuming (1) total annual expenses of [__]0% of net assets attributable to Common Shares and (2) a 5% annual return(1):

1 YEAR                 3 YEARS               5 YEARS              10 YEARS
------------           -------               -------              --------
 $                      $85                  $                     $

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE HIGHER OR LOWER.

----------

(1)The example assumes that the estimated Other expenses set forth in the Annual expenses table are accurate, and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

THE FUND

Eaton Vance Tax-Managed BuyWrite Income Fund (the "Fund") is a newly organized, diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act" or the "Investment Company Act"). The Fund was organized as a Massachusetts business trust on August 11, 2004 pursuant to a Declaration of Trust governed by the laws of The Commonwealth of Massachusetts and has no operating history. The Fund's principal office is located at The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, and its telephone number is 1-800-225-6265.

This Prospectus relates to the initial public offering of the Fund's common shares of beneficial interest, $0.01 par value (the "Common Shares"). See "Underwriting."

USE OF PROCEEDS

The net proceeds of this offering of Common Shares will be approximately $ (or $ assuming exercise of the Underwriters' over-allotment option in full), which, after payment of the estimated offering expenses, will be invested in accordance with the Fund's investment objectives and policies as soon as practicable, but, in no event, under normal market conditions, later than three months after the receipt thereof. Pending such investment, the proceeds may be invested in high-quality, short-term debt securities, cash and/or cash equivalents. Eaton Vance or an affiliate has agreed to (i) reimburse all organizational costs and
(ii) pay all offering costs of the Fund (other than sales loads) that exceed $[__] per Common Share.

INVESTMENT OBJECTIVES, POLICIES AND RISKS

INVESTMENT OBJECTIVES

The Fund's primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation. In pursuing its investment objectives, the Fund will evaluate returns on an after-tax basis, seeking to reduce and defer shareholder taxes. There can be no assurance that the Fund will achieve its investment objectives.

Under normal market conditions, the Fund's investment program will consist primarily of (1) owning a diversified portfolio of common stocks that seeks to approximate the pretax investment performance of the S&P Composite Stock Price Index (the "S&P 500") and (2) selling S&P 500 index call options on a continuous basis on substantially the full value of its holdings of common stocks. The Fund will seek to approximate the pretax investment performance of the CBOE S&P 500 BuyWrite Index (the "BXM") and to achieve higher after-tax returns than a pure replication of the BXM strategy by employing a number of tax-management techniques and strategies. The BXM is a passive stock-plus-covered-call index created and maintained by the Chicago Board Options Exchange (the "CBOE").

PRIMARY INVESTMENT POLICIES

GENERAL COMPOSITION OF THE FUND

Under normal market conditions, the Fund will invest its managed assets in a diversified portfolio of common stocks that seeks to approximate the pretax total return performance of the S&P 500. Due to tax considerations, the Fund intends to limit the overlap between its stock portfolio holdings (and any subset thereof) and the S&P 500 to less than 70% at all times. The Fund will utilize portfolio optimization systems and software to seek to minimize the "tracking error" of its stock portfolio's projected performance versus that of the S&P 500. The Fund will invest primarily in common stocks of U.S. issuers. The Fund may invest up to 10% of its total assets in securities of foreign issuers, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"). The Fund normally expects that its investments will be invested across a broad range of industries and market. The Fund may not invest 25% or more of its total assets in the securities of issuers in any single industry or group of industries.

Under normal market conditions, the Fund will seek to generate current earnings by employing an options strategy of writing (selling) index call options on the S&P 500. The Fund expects to sell index call options on a continuous basis on substantially the full value of its holdings of common stocks. Writing index call options involves a tradeoff between the option premiums received and reduced participation in potential future stock price appreciation of the Fund's portfolio of common stocks. Generally, the Fund intends to sell S&P 500 call options that are slightly "out-of-the-money," meaning that option exercise prices generally will be slightly higher than the current level of the index at the time the options are written. The Fund seeks to generate current earnings from index option writing premiums and, to a lesser extent, from dividends on stocks held.

The Fund's policies of investing, under normal market circumstances, its managed assets in common stocks and writing index call options with respect to substantially the full value of its holdings of common stocks are not considered to be fundamental by the Fund and can be changed without a vote of the Fund's shareholders. However, these policies may only be changed by the Fund's Board of Trustees (the "Board") following the provision of 60 days prior written notice to the Fund's shareholders.

The Fund intends to sell S&P 500 call options that are exchange-listed and "European style," meaning that the options may be exercised only on the expiration date of the option. Index options differ from options on individual securities in that index options (i) are settled in cash rather than by delivery of securities and (ii) reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

As the seller of S&P 500 index call options, the Fund will receive cash (the premium) from options purchasers. The purchaser of an S&P 500 index option has the right to any appreciation in the value of the S&P 500 over a fixed price (the exercise price) as of a specified date in the future (the expiration date). Generally, the Fund intends to sell S&P 500 call options that are slightly "out-of-the-money" (i.e., the exercise price generally will be slightly above the current level of the S&P 500 when the option is sold). The Fund will, in effect, sell the potential appreciation in the value of the S&P 500 above the exercise price in exchange for the option premium received. If, at expiration, an S&P 500 index call option sold by the Fund is exercised, the Fund will pay the purchaser the difference between the cash value of the S&P 500 and the exercise price of the option. The premium, the exercise price and the market value of the S&P 500 will determine the gain or loss realized by the Fund as the seller of the index call option.

In implementing the Fund's investment strategy, the Adviser and Sub-Adviser intend to employ a variety of techniques and strategies designed to minimize and defer the federal income taxes incurred by shareholders in connection with their investment in the Fund as described below.

The S&P 500 is an unmanaged index of 500 stocks maintained and published by Standard & Poor's that is market-capitalization weighted and generally representative of the performance of larger stocks traded in the U.S. It is not possible to invest directly in the S&P 500. The BXM is a passive total return index based on holding the stocks in the S&P 500 and selling a series of one-month S&P 500 index call options on the full value of the portfolio. The options are sold at the nearest available exercise price above the prevailing S&P 500 level (i.e., slightly out of the money). The short option position is maintained until expiration, at which time a new one-month call option is written. It is not possible to invest directly in the BXM. The Fund is not sponsored, endorsed, sold or promoted by the CBOE, and the CBOE makes no representation regarding the advisability of investing in the Fund.

INVESTMENT STRATEGY

Eaton Vance will be responsible for managing the Fund's overall investment program, implementing the Fund's index options strategy, providing research support to the Sub-Adviser and supervising the performance of the Sub-Adviser. The Sub-Adviser will be responsible for structuring and managing the Fund's common stock portfolio, including tax-loss harvesting and other tax-management techniques. The Sub-Adviser has developed specialized programs and systems that allow for efficient implementation of the Fund's strategies. The Fund's investments are actively managed, and securities may be bought or sold on a daily basis.

The Adviser believes that a strategy of owning a portfolio of common stocks and selling covered call options (a "buy-write strategy") can provide high current income and gains and attractive risk-adjusted returns. Compared to selling call options on individual stocks, selling index call options can achieve better tax and transactional efficiency because index options are cash-settled "section 1256 contracts" subject to favorable tax treatment and because the markets for index options are generally deeper and more liquid than options on individual stocks.

Eaton Vance further believes that a strategy of owning a portfolio of common stocks whose performance approximates that of the S&P 500 in conjunction with writing index call options on the S&P 500 should generally provide returns that are superior to owning the same stocks without an associated call option writing program under three different stock market scenarios: (1) down-trending equity markets; (2) flat market conditions; and (3) moderately rising equity markets. In the Adviser's opinion, only in more strongly rising equity markets would the buy-write strategy generally be expected to underperform the stock only portfolio. For these purposes, the Adviser considers more strongly rising equity market conditions to exist whenever the current annual rate of return for U.S. stocks materially exceeds the long-term historical average of stock market returns. The Adviser considers moderately rising equity market conditions to exist whenever current annual returns on U.S. common stocks are positive, but do not materially exceed the long-term historical average of stock market returns.

The Fund will seek to achieve performance from its common stock portfolio that approximates the performance of the S&P 500. To avoid being subject to the "straddle rules" under federal income tax law, the Fund intends to maintain an overlap of less than 70% between its stock portfolio (or any subset thereof) and the S&P 500 on an ongoing basis. The Fund will utilize portfolio optimization systems and software to seek to minimize the "tracking error" of its stock portfolio's projected performance versus that of the S&P 500. The Sub-Adviser will consider a variety of factors in constructing and maintaining the Fund's stock portfolio, including, but not limited to, the overlap between stock portfolio holdings and the S&P 500, the tracking error of the portfolio versus the S&P 500 and stock performance ratings as determined by the Adviser. The Adviser's evaluation of the future performance potential of individual stocks will be one among several considerations in portfolio construction and will not, on a standalone basis, be determinative of portfolio construction. The Adviser's stock ratings will be based primarily on fundamental research.

The Fund's index option strategy is designed to produce current cash flow from options premiums and to moderate the volatility of the Fund's returns. This index option strategy is of a hedging nature, and is not designed to speculate on equity market performance. The Adviser intends to follow an options strategy similar to that of the BXM, selling S&P 500 index call options with a remaining maturity of approximately one month and maintaining its short call options positions until their expiration date, at which time replacement call option positions with a remaining maturity of approximately one month are written. The Adviser intends to sell S&P 500 index call options on substantially the full value of the Fund's common stock holdings. The Adviser does not intend to sell index call options representing amounts greater than the value of the Fund's common stock portfolio (i.e., take a 'naked' position).

In addition to the intended strategy of selling index call options, the Fund may invest up to 20% of its total assets in other derivative instruments acquired for hedging, risk management and investment purposes (to gain exposure to securities, securities markets, markets indices and/or currencies consistent with its investment objectives and policies), provided that no more than 10% of the Fund's total assets may be invested in such derivative instruments acquired for non-hedging purposes. Derivative instruments may be used in order to help protect against a decline in the value of its portfolio securities. Derivative instruments may be used by the Fund to enhance returns or as a substitute for the purchase or sale of securities.

The foregoing policies relating to investment in common stocks and index options writing are the Fund's primary investment policies. In addition to its primary investment policies, the Fund may invest to a limited extent in other types of securities and engage in certain other investment practices.

TAX-MANAGED INVESTING

Taxes are a major influence on the net after-tax returns that investors receive on their taxable investments. There are five potential sources of returns for a Common Shareholder: (1) appreciation or depreciation in the value of the Common Shares; (2) distributions of qualified dividend income; (3) distributions of other investment income and net short-term capital gains; (4) distributions of long-term capital gains (and long-term capital gains retained by the Fund); and
(5) distributions of return of capital. These different sources of investment returns are subject to widely varying federal income tax treatment. Distributions of other investment income (i.e., non-qualified dividend income) and net realized short-term gains are taxed currently as ordinary income, at rates as high as 35%. Distributions of qualified dividend income and net realized long-term gains (whether distributed or retained by the Fund) are taxed currently at rates up to 15% for individuals and other noncorporate taxpayers. Generally, return from appreciation and depreciation in the value of Common Shares and distributions characterized as return of capital are not taxable until the Common Shareholder sells his or her Common Shares. Upon sale, a capital gain or loss (long-term, taxed at rates up to 15% for individuals and other noncorporate taxpayers if the Common Shareholder has held his or her shares more than one year, otherwise short-term taxed at rates up to 35%) equal to the difference between the net proceeds of such sale and the Common Shareholder's adjusted tax basis is realized. The after-tax returns achieved by a Common Shareholder will be substantially influenced by the mix of Fund returns among the different types of returns subject to varying federal income tax treatment.

In implementing the Fund's investment strategy, the Adviser and Sub-Adviser intend to employ a variety of techniques and strategies designed to skew the mix of Fund returns to the types of returns that are most advantageously taxed, thereby seeking to minimize and defer the federal income taxes incurred by Common Shareholders in connection with their investment in the Fund. Such techniques and strategies are expected to include: (1) employing a call options strategy consisting of selling S&P 500 index call options that qualify for treatment as "section 1256 contracts" on which capital gains and losses are generally treated as 60% long-term and 40% short-term, regardless of holding period; (2) limiting the overlap of the Fund's stock portfolio versus the S&P 500 to less than 70% so that the Fund's stock holdings and S&P 500 index call options are not subject to the "straddle rules;" (3) engaging in a systematic program of tax-loss harvesting in the Fund's stock portfolio, periodically selling stock positions that have depreciated in value to realize capital losses that can be used to offset capital gains realized by the Fund; and (4) minimizing the sale of appreciated stock positions to reduce realized capital gains. When an appreciated security is sold, the Fund intends to select for sale the share lots resulting in the most favorable tax treatment, generally those with holding periods sufficient to qualify for long-term capital gains treatment that have the highest cost basis.

In addition, the Fund will seek to earn and distribute "qualified dividend income." Under federal income tax law enacted in 2003, the qualified dividend income of individuals and other noncorporate taxpayers is taxed at long-term capital gain tax rates if certain holding period and other requirements are met. Qualified dividends are dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. The Fund generally can pass the tax treatment of qualified dividend income it receives through to Common Shareholders. For the Fund to receive tax-advantaged treatment of its qualified dividend income, the Fund must hold stock paying qualified dividends for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or more than 90 days during the associated 181-day period, in the case of certain preferred stocks). In addition, the Fund cannot be obligated to make related payments (pursuant to a short sale or otherwise) with respect to positions in any security that is substantially similar or related property with respect to such stock. Similar provisions apply to each Common Shareholder's investment in the Fund. In order for qualified dividend income paid by the Fund to a Common Shareholder to be taxable at long-term capital gains rates, the Common Shareholder must hold his or her Fund shares for more than 60 days during the 121-day period surrounding the ex-dividend date. The provisions of the Code applicable to qualified dividend income are effective through 2008. Thereafter, qualified dividend income will be taxable as ordinary income unless further legislative action is taken

The Fund may seek to enhance the level of tax-advantaged dividend income it receives by emphasizing higher-yielding stocks in its stock portfolio and by engaging in dividend capture trading. In a dividend capture trade, the Fund sells a stock on or shortly after the stock's ex-dividend date and used the sale proceeds to purchase one or more other stocks that are expected to pay dividends before the next dividend payment on the stock being sold. Through this practice, the Fund may receive more dividend payments over a given time period than if it held a single stock. In order for dividends received by the Fund to qualify for favorable tax treatment, the Fund must comply with the holding period and other requirements set forth in the preceding paragraph. The use of dividend capture trading strategies will expose the Fund to increased trading costs and potentially higher short-term gain or loss.

To seek to protect against price declines in securities holdings with large accumulated gains, the Fund may use various hedging techniques (such as the purchase and sale of futures contracts on stocks and stock indices and options thereon, equity swaps, covered short sales, forward sales of stocks and the purchase and sale of forward currency exchange contracts and currency futures). By using these techniques rather than selling appreciated securities, the Fund can, within certain limitations, reduce its exposure to price declines in the securities without realizing substantial capital gains under current tax law. Derivative instruments may also be used by the Fund to enhance returns or as a substitute for the purchase or sale of securities. As a general matter, dividends received on hedged stock positions are characterized as ordinary income and are not eligible for favorable tax treatment. Dividends received on securities with respect to which the Fund is obligated to make related payments (pursuant to short sales or otherwise) will be treated as fully taxable ordinary income (i.e., income other than tax-advantaged dividends). In addition, use of derivatives may give rise to short-term capital gains and other income that would not qualify for favorable tax treatment. As indicated above, the Fund may invest up to 20% of its total managed assets in derivative instruments acquired for hedging, risk management and investment purposes (to gain exposure to securities, securities markets, markets indices and/or currencies consistent with its investment objective and policies), provided that no more than 10% of the Fund's total assets may be invested in such derivative instruments acquired for non-hedging purposes.

COMMON STOCKS

Under normal market conditions, the Fund will invest substantially all of its total assets in common stocks. Common stock represents an equity ownership interest in the issuing corporation. Holders of common stock generally have voting rights in the issuer and are entitled to receive common stock dividends when, as and if declared by the corporation's board of directors. Common stock normally occupies the most subordinated position in an issuer's capital structure. Returns on common stock investments consist of any dividends received plus the amount of appreciation or depreciation in the value of the stock.

Although common stocks have historically generated higher average returns than fixed-income securities over the long term and particularly during periods of high or rising concerns about inflation, common stocks also have experienced significantly more volatility in returns and may not maintain their real value during inflationary periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for many reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

FOREIGN SECURITIES

The Fund may invest up to 10% of its total assets in securities of issuers located in countries other than the United States. The Fund will not invest in issuers located in emerging market countries. The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. Foreign investments also could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations. As an alternative to holding foreign-traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts, which evidence ownership in underlying foreign securities).

The Fund may invest in ADRs, EDRs and GDRs. ADRs, EDRs and GDRs are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid.

INDEX OPTIONS GENERALLY

The Fund will pursue its objectives in part by selling S&P 500 index call options on a continuous basis on substantially the full value of its common stock portfolio.

The Fund will sell S&P 500 index options that are exchange-listed and that are "European style," meaning that the options may only be exercised on the expiration date of the option. Index options differ from options on individual securities in that index options (i) are settled in cash rather than by delivery of securities and (ii) reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

Option contracts are originated and standardized by the Options Clearing Corporation (the "OCC"). Currently, index options are available on 89 indexes, with new listings added periodically. The Fund will sell S&P 500 index call options that are generally issued, guaranteed and cleared by the OCC. S&P 500 index options currently trade exclusively on the Chicago Board Options Exchange. The Adviser believes that there exists a large trading volume of options, sufficient to fulfill the Fund's requirements to implement its index options strategy.

SELLING INDEX CALL OPTIONS

The Fund's index option strategy is designed to produce current cash flow from options premiums and to moderate the volatility of the Fund's returns. This index option strategy is of a hedging nature, and is not designed to speculate on equity market performance.

As the seller of S&P 500 index call options, the Fund will receive cash (the premium) from the purchaser. The purchaser of the option has the right to any appreciation in the value of the S&P 500 over a fixed price (the exercise price) as of a specified date in the future (the expiration date). Generally, the Fund intends to sell S&P 500 call options that are slightly "out-of-the-money" (i.e., the exercise price generally will be slightly above the current level of the S&P 500 when the option is sold). The Fund will, in effect, sell the potential appreciation in the value of the S&P 500 above the exercise price in exchange for the option premium received. If, at expiration, an S&P 500 index call option sold by the Fund is exercised, the Fund will pay the purchaser the difference between the cash value of the S&P 500 and the exercise price of the option. The premium, the exercise price and the market value of the S&P 500 will determine the gain or loss realized by the Fund as the seller of the index call option.

Prior to the expiration, the Fund may close an option position by making an offsetting market purchase of identical option contracts (same type, underlying index, exercise price and expiration). The cost of closing transactions and payments in settlement of exercised options will reduce the net option premiums available for distribution by the Fund. The reduction in net option premiums should generally be offset, at least in part, by appreciation in the value of the Fund's common stock portfolio and by the opportunity to realize higher premium income from selling new index options at higher exercise prices.

The Fund will sell only "covered" call options. An index call option is considered covered if the Fund maintains with its custodian assets determined to be liquid (in accordance with procedures established by the Board of Trustees) in an amount equal to the contract value of the index. An index call option also is covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid (in accordance with procedures established by the Board of Trustees).

If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option written by the Fund is exercised, the Fund realizes on the expiration date a capital gain if the cash payment made by the Fund upon exercise is less than the premium received from writing the option and a capital loss if the cash payment made is more than the premium received. If a written option is repurchased, the Fund realizes upon the closing purchase transaction a capital gain if the cost of the closing option is less than the premium received from writing the option and a capital loss if the cost of the closing option is more than the premium received. Because exchange-listed S&P 500 index options are "section 1256 contracts," the Fund's gains and losses thereon generally will be treated as 60% long-term and 40% short-term capital gain or loss, regardless of holding period. In addition, the Fund generally will be required to "mark to market" (I.E., treat as sold for fair market value) each outstanding index option position at the close of each taxable year. See "Federal Income Tax Matters."

The principal factors affecting the market value of an option contract include supply and demand in the options market, interest rates, the current market price of the underlying index in relation to the exercise price of the option, the actual or perceived volatility associated with the underlying index, and the time remaining until the expiration date. The premium received for an option written by the Fund is recorded as an asset of the Fund and its obligation under the option contract as an equivalent liability. The Fund then adjusts over time the liability as the market value of the option changes. The value of each written option will be marked to market daily and valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices or otherwise at fair value as determined by the Board of the Fund.

The transaction costs of buying and selling options consist primarily of commissions (which are imposed in opening, closing and exercise transactions), but may also include margin and interest costs in particular transactions. The impact of transaction costs on the profitability of a transaction may often be greater for options transactions than for transactions in the underlying securities because these costs are often greater in relation to options premiums than in relation to the prices of underlying securities. Transaction costs may be especially significant in option strategies calling for multiple purchases and sales of options, such as spreads or straddles. Transaction costs associated with the Fund's options strategy will vary depending on market circumstances and other factors.

The standard contract size for exchange-listed S&P 500 index option is [__]. There are three items needed to identify a particular S&P 500 index option contract: (1) the expiration month, (2) the exercise (or strike) price and (3) the type (i.e., call or put). For example, [__] S&P 500 index call options provide the option holder the right to [__]. A call option whose exercise price is above the current price of the underlying index is called "out-of-the-money" and a call option whose exercise price is below the current price of the underlying index is called "in-the-money."

The following is a conceptual example of the returns that may be achieved from a buy-write investment strategy that consist of holding a portfolio of stocks whose performance matches the S&P 500 and selling S&P 500 index call options on the full value of the stock position. This example is not meant to represent the performance of actual option contracts or the Fund.

[Example details to be added by pre-effective amendment.]

The return over the period until option expiration earned by the holder of a portfolio of stocks whose performance matches the S&P 500 and who writes S&P 500 index call options on the full value of the stock position and maintains the options position until expiration will be as follows: (1) if the S&P 500 declines __%, the option will expire worthless and the holder will have a net return of zero (option premium offsets loss in stock portfolio); (2) if the S&P 500 is flat, the option will again expire worthless and the holder will have a net return of _% (option premium plus no gain or loss on stock); (3) if the S&P 500 rises __%, the option will again expire with no value and the holder will have a net return of __% (option premium plus __% stock return); and (4) if the index rises __%, the exercise of the option would limit stock portfolio gain to __% and total net return to __%. If the index value at exercise exceeds the exercise price, returns from the position are capped at __%.

As demonstrated in the example, writing S&P 500 index call options can lower the variability of potential return outcomes and can enhance returns in three of four market performance scenarios (down, flat or moderately up). Only when the level of the S&P 500 at option expiration exceeds the sum of the premium received and the option exercise price would the buy-write strategy be expected to provide lower returns than the stock-only alternative. The amount of downside protection afforded by the buy-write strategy in declining market scenarios is limited, however, to the amount of option premium received. If the S&P 500 declines by an amount greater than the option premium, the buy-write strategy would generate an investment loss. Returns from implementing a buy-write strategy using S&P 500 index options will also be substantially affected by the performance of the portfolio of stocks held versus the S&P 500.

ADDITIONAL INVESTMENT PRACTICES

In addition to its primary investment strategies as described above, the Fund may engage in the following investment practices:

TEMPORARY INVESTMENTS

During unusual market circumstances, the Fund may temporarily invest a substantial portion of its assets in cash or cash equivalents, which may be inconsistent with the Fund's investment objectives. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. government obligations. In moving to a substantial temporary investments position and in transitioning from such a position back into conformity with the Fund's normal investment objectives and policies, the Fund may incur transaction costs that would not be incurred if the Fund had remained fully invested in accordance with such normal policies. The transition to and from a substantial temporary investments position may also result in the Fund having to sell common stocks and/or close out options positions and then later purchase common stocks and open new options positions in circumstances that might not otherwise be optimal.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

Securities may be purchased on a "forward commitment" or "when-issued" basis (meaning securities are purchased or sold with payment and delivery taking place in the future) in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. However, the return on a comparable security when the transaction is consummated may vary from the return on the security at the time that the forward commitment or when-issued transaction was made. From the time of entering into the transaction until delivery and payment is made at a later date, the transacted securities are subject to market fluctuations. In forward commitment or when-issued transactions, if the seller or buyer, as the case may be, fails to consummate the transaction, the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous. Forward commitment or when-issued transactions may occur a month or more before delivery is due. However, no payment or delivery is made until payment is received or delivery is made from the other party to the transaction. The Fund does not intend to enter into forward commitment or when-issued transactions for the purpose of investment leverage.

ILLIQUID SECURITIES

The Fund may invest up to 15% of its total assets in securities for which there is no readily available trading market or that are otherwise illiquid. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended, and securities eligible for resale pursuant to Rule 144A thereunder.
Section 4(2) and Rule 144A securities may, however, be treated as liquid by the Adviser pursuant to procedures adopted by the Board, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

It may be difficult to sell illiquid securities at a price representing their fair value until such time as such securities may be sold publicly. Where registration is required, a considerable period may elapse between a decision by the Fund to sell the securities and the time when it would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

OTHER DERIVATIVE INSTRUMENTS

In addition to the intended strategy of selling index call options, the Fund may invest up to 20% of its total assets in other derivative instruments (which are instruments that derive their value from another instrument, security or index) acquired for hedging, risk management and investment purposes (to gain exposure to securities, securities markets, markets indices and/or currencies consistent with its investment objectives and policies), provided that no more than 10% of the Fund's total assets may be invested in such derivative instruments acquired for non-hedging purposes. These strategies may be executed through the use of derivative contracts in the U.S. or abroad. In the course of pursuing these investment strategies, the Fund may purchase and sell equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, and enter into various transactions such as swaps, caps, floors or collars. In addition, derivatives may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Derivative instruments may be used by the Fund to enhance returns or as a substitute for the purchase or sale of securities.

SWAPS

Swap contracts may be purchased or sold to hedge against fluctuations in securities prices, interest rates or market conditions, to mitigate non-payment or default risk, or to gain exposure to particular securities, baskets of securities, indices or currencies. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) to be exchanged or "swapped" between the parties, which returns are calculated with respect to a "notional amount," I.E., the return on or increase in value of a particular dollar amount invested in a particular security, basket of securities or index. The Fund will enter into swaps only on a net basis, I.E., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of the Fund's obligations over its entitlements will be maintained in a segregated account by the Fund's custodian. The Fund will not enter into any swap unless the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Swaps are traded in the over-the-counter market. The use of swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.

TOTAL RETURN SWAPS. Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset(s), which may include securities, baskets of securities, or securities indices during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from other underlying asset(s).

INTEREST RATE SWAPS. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (E.G., an exchange of fixed rate payments for floating rate payments).

FUTURES AND OPTIONS ON FUTURES

The Fund may purchase and sell various kinds of financial futures contracts and options thereon to seek to hedge against changes in stock prices or interest rates, for other risk management purposes or to gain exposure to certain securities, indices and currencies. Futures contracts may be based on various securities indices and securities. Such transactions involve a risk of loss or depreciation due to adverse changes in securities prices, which may exceed the Fund's initial investment in these contracts. The Fund will only purchase or sell futures contracts or related options in compliance with the rules of the Commodity Futures Trading Commission. These transactions involve transaction costs. Sales of futures contracts and related options generally result in realization of short-term or long-term capital gain depending on the period for which the investment is held. To the extent that any futures contract or options on futures contract held by the Fund is a "Section 1256 contract" under the Code, the contract will be marked-to-market annually and any gain or loss will be treated as 60% long-term and 40% short-term, regardless of the holding period for such contract.

SHORT SALES

The Fund may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. The Fund expects normally to close its short sales against-the-box by delivering newly acquired stock.

Short sales against-the-box can be a tax-efficient alternative to the sale of an appreciated securities position. The ability to use short sales against-the-box as a tax-efficient management technique with respect to holdings of appreciated securities is limited to circumstances in which the hedging transaction is closed out not later than thirty days after the end of the Fund's taxable year in which the transaction was initiated, and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed. Not meeting these requirements would trigger the recognition of gain on the underlying appreciated securities position under the federal tax laws applicable to constructive sales.

SECURITIES LENDING

The  Fund  may  seek  to  earn  income  by  lending   portfolio   securities  to
broker-dealers or other institutional borrowers. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. Loans will be made only to organizations whose credit quality or claims paying ability is considered by the Adviser to be at least investment grade and when the expected returns, net of administrative expenses and any finders' fees, justifies the attendant risk. Securities loans currently are required to be secured continuously by collateral in cash, cash equivalents (such as money market instruments) or other liquid securities held by the custodian and maintained in an amount at least equal to the market value of the securities loaned. The financial condition of the borrower will be monitored by the Adviser on an ongoing basis. The Fund will not lend portfolio securities subject to a written covered call contract.

BORROWINGS

The Fund may borrow money to the extent permitted under the 1940 Act as interpreted, modified or otherwise permitted by the regulatory authority having jurisdiction. Although it does not currently intend to do so, the Fund may in the future from time to time borrow money to add leverage to the portfolio. The Fund may also borrow money for temporary administrative purposes.

REVERSE REPURCHASE AGREEMENTS

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which reflects an interest payment. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. Income realized on reverse repurchase agreements is taxable as ordinary income.

When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund's assets. As a result, such transactions may increase fluctuations in the market value of the Fund's assets. While there is a risk that large fluctuations in the market value of the Fund's assets could affect net asset value, this risk is not significantly increased by entering into reverse repurchase agreements, in the opinion of the Adviser. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage and may be subject to leverage risks. Such agreements will be treated as subject to investment restrictions regarding "borrowings." If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund's cash available for distribution.

PORTFOLIO TURNOVER

The Fund will buy and sell securities to seek to accomplish it investment objectives. Portfolio turnover generally involves expense to the Fund, including brokerage commissions and other transaction costs on the sale of securities and reinvestment in other securities. The Fund expects to maintain high turnover in index call options, based on the Adviser's intent to sell index call options on substantially the full value of its holdings of common stocks and to roll forward its options positions on a monthly basis. For its stock holdings, the Fund's annual portfolio turnover rate is expected to exceed that of the S&P 500 due to turnover in connection with the Fund's tax loss harvesting and dividend capture strategies. The Fund intends to maintain low turnover in stock holdings that have appreciated substantially from cost. On an overall basis, the Fund's annual turnover rate may exceed 100%. A high turnover rate (100% or more) necessarily involves greater trading costs to the Fund.

RISK CONSIDERATIONS

NO OPERATING HISTORY

The Fund is a closed-end investment company with no history of operations and is designed for long-term investors and not as a trading vehicle.

INVESTMENT AND MARKET RISK

An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Because the Fund intends to sell index call options on a continuous basis on substantially the full value of its common stock holdings, the Fund's appreciation potential from equity market performance will be limited. The Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of distributions.

ISSUER RISK

The value of securities held by the Fund may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

EQUITY RISK

Under normal market conditions, the Fund will invest its managed assets in a diversified portfolio of common stocks. Therefore, a principal risk of investing in the Fund is equity risk. Equity risk is the risk that securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds. Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in returns. An adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks held by the Fund. In addition, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stocks in which the Fund will invest are structurally subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. Finally, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

RISK OF SELLING INDEX CALL OPTIONS

The Fund expects to sell S&P 500 index call options on a continuous basis on substantially the full value of its holdings of common stocks. The purchaser of an index call option has the right to any appreciation in the value of the index over the exercise price of the call option on the expiration date. Because their exercise is settled in cash, sellers of index call options such as the Fund cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Fund intends to mitigate the risks of its written index call positions by holding a diversified portfolio of stocks similar to those on which the S&P 500 is based. However, the Fund does not intend to acquire and hold a portfolio containing exactly the same stocks as the S&P 500 and, as a result, bears the risk that the performance of the securities held by the Fund will vary from the performance of the S&P 500. Index options written by the Fund will be priced on a daily basis. Their value will be affected primarily by changes in the price and dividend rates of the underlying common stocks in the S&P 500, changes in actual or perceived volatility of the S&P 500 and the remaining time to the options' expiration. The trading price of S&P 500 index options will also be affected by liquidity considerations and the balance of purchase and sale orders.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived and well-executed options program may be adversely affected by market behavior or unexpected events. As the writer of S&P 500 index call options, the Fund will forgo, during the option's life, the opportunity to profit from increases in the value of the S&P 500 above the sum of the option premium received and the exercise price of the call option, but retains the risk of loss, minus the option premium received, should the value of the S&P 500 decline. When a call option is exercised, the Fund will be required to deliver an amount of cash determined by the excess of the value of S&P 500 at contract termination over the exercise price of the option. Thus, the sale of index call options may require the Fund to sell portfolio securities to generate cash at inopportune times or for unattractive prices.

The trading price of options may be adversely affected if the market for such options becomes less liquid or smaller. There can be no assurance that a liquid market will exist when the Fund seeks to close out a call option position by buying the option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled to discontinue the trading of options (or a particular class or series of options) at some future date. If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for options may not conform to the hours during which common stocks held by the Fund are traded. To the extent that the options markets close before the markets for securities, significant price and rate movements can take place in the securities markets that would not be reflected concurrently in the options markets. Index call options are marked to market daily and their value is substantially affected by changes in the value of and dividend rates of the underlying index, changes in interest rates, changes in the actual or perceived volatility of the associated index and the remaining time to the options' expiration, as well as trading conditions in the options market.

TAX RISK

Reference is made to "Federal Income Tax Matters" for an explanation of the federal income tax consequences and attendant risks of investing in the Fund. Although the Fund seeks to minimize and defer the taxes incurred by Common Shareholders in connection with their investment in the Fund, there can be no assurance that it will be successful in this regard. The tax treatment and characterization of the Fund's distributions may change over time due to changes in the Fund's mix of investment returns and changes in the federal tax laws, regulations and administrative and judicial interpretations. Distributions paid on the Common Shares may be characterized variously as net investment income (taxable at ordinary income rates), qualified dividends and capital gains dividends (each taxable at long-term capital gains rates) or return of capital (not currently taxable). The ultimate tax characterization of the Fund's distributions made in a calendar year may not finally be determined until after the end of that calendar year. Distributions to a Common Shareholder that are return of capital will be tax free to the amount of the Common Shareholder's current tax basis in his or her Common Shares, with any distribution amounts exceeding such basis treated as capital gain on a deemed sale of Common Shares. Common Shareholders are required to reduce their tax basis in Common Shares by the amount of tax-free return of capital distributions received, thereby increasing the amount of capital gain (or decreasing the amount of capital loss) to be recognized upon a later disposition of the Common Shares. In order for Fund distributions of qualified dividend income to be taxable at favorable long-term capital gains rates, a Common Shareholder must meet certain prescribed holding period and other requirements with respect to his or her Common Shares.

DISTRIBUTION RISK

The quarterly distributions Common Shareholders will receive from the Fund will be sourced from the Fund's net option premiums, net realized and unrealized gains on stock investments, and dividends and interest income, after payment of Fund expenses. The Fund's cash available for distribution may vary widely over the short- and long-term. If stock prices or stock market volatility declines, the level of premiums from writing index call options and the amounts available for distribution from options activity will likely decrease as well. Payments to close written call options will reduce amounts available for distribution from call option premiums received. Net realized and unrealized gains on the Fund's stock investments will be determined primarily by the direction and movement of the U.S. stock market (and the S&P 500 in particular). Dividends on common stocks are not fixed but are declared at the discretion of the issuer's board of directors. There can be no assurance that quarterly distributions paid by the Fund to the Common Shareholders will be maintained at initial levels or increase over time.

FOREIGN SECURITY RISK

The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. Foreign investments also could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations. As an alternative to holding foreign-traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts, which evidence ownership in underlying foreign securities). Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments in U.S. dollars. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

INTEREST RATE RISK

The premiums from writing index call options and amounts available for distribution from the Fund's options activity may decrease in declining interest rate environments. The value of the Fund's common stock investments may also be influenced by changes in interest rates. Higher yielding stocks and stocks of issuers whose businesses are substantially affected by changes in interest rates may be particularly sensitive to interest rate risk.

DERIVATIVES RISK

In addition to writing covered call options, the risks of which are described above, the Fund may invest up to 20% of its total assets in other derivative investments acquired for hedging, risk management and investment purposes. Derivative transactions including options on securities and securities indices and other transactions in which the Fund may engage (such as futures contracts and options thereon, swaps and short sales) may subject the Fund to increased risk of principal loss due to unexpected movements in stock prices, changes in stock volatility levels and interest rates, and imperfect correlations between the Fund's securities holdings and indices upon which derivative transactions are based. The Fund also will be subject to credit risk with respect to the counterparties to any over-the-counter derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or no recovery in such circumstances.

LIQUIDITY RISK

The Fund may invest up to 15% of its total assets in securities for which there is no readily available trading market or which are otherwise illiquid. The Fund may not be able readily to dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. In addition, the limited liquidity could affect the market price of the securities, thereby adversely affecting the Fund's net asset value.

INFLATION RISK

Inflation risk is the risk that the purchasing power of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions thereon can decline.

MARKET PRICE OF COMMON SHARES

The shares of closed-end management investment companies often trade at a discount from their net asset value, and the Fund's Common Shares may likewise trade at a discount from net asset value. The trading price of the Fund's Common Shares may be less than the public offering price. The returns earned by Common Shareholders who purchased their Common Shares in this offering and sell their Common Shares below net asset value will be reduced.

FINANCIAL LEVERAGE

Although the Fund has no current intention to do so, the Fund is authorized to utilize leverage through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. In the event that the Fund determines in the future to utilize investment leverage, there can be no assurance that such a leveraging strategy will be successful during any period in which it is employed. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares and the risk that fluctuations in distribution rates on any preferred shares or fluctuations in borrowing costs may affect the return to Common Shareholders. To the extent the income derived from securities purchased with proceeds received from leverage exceeds the cost of leverage, the Fund's distributions will be greater than if leverage had not been used. Conversely, if the income from the securities purchased with such proceeds is not sufficient to cover the cost of leverage, the amount available for distribution to Common Shareholders will be less than if leverage had not been used. In the latter case, Eaton Vance, in its best judgment, may nevertheless determine to maintain the Fund's leveraged position if it deems such action to be appropriate. The costs of an offering of preferred shares and/or a borrowing program would be borne by Common Shareholders and consequently would result in a reduction of the net asset value of Common Shares. In addition, the fee paid to Eaton Vance will be calculated on the basis of the Fund's average daily gross assets, including proceeds from the issuance of preferred shares and/or borrowings, so the fees will be higher when leverage is utilized. In this regard, holders of preferred shares do not bear the investment advisory fee. Rather, Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of the preferred shares offering.

MANAGEMENT RISK

The Fund is subject to management risk because it is an actively managed portfolio. Eaton Vance, Parametric and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Fund may be subject to additional management risk because the Fund's investment program will require effective coordination between the Adviser and the Sub-Adviser.

MARKET DISRUPTION

The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. These terrorist attacks and related events, including the war in Iraq, its aftermath, and continuing occupation of Iraq by coalition forces, have raised short-term market risk and may have adverse long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets could impact trading in common stocks and stock options, interest rates, credit risk, inflation and other factors relating to the Common Shares. The Fund cannot predict the effects of similar events in the future on the U.S. economy and securities markets.

ANTI-TAKEOVER PROVISIONS

The Fund's Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other persons or entities to acquire control of the Fund or to change the composition of its Board. See "Description of capital structure--Anti-takeover provisions in the Declaration of Trust."

MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

The management of the Fund, including general supervision of the duties performed by the Adviser under the Advisory Agreement (as defined below) and the Sub-Adviser under the Sub-Advisory Agreement (as defined below), is the responsibility of the Fund's Board under the laws of The Commonwealth of Massachusetts and the 1940 Act.

THE ADVISER

Eaton Vance acts as the Fund's investment adviser under an Investment Advisory Agreement (the "Advisory Agreement"). The Adviser's principal office is located at The Eaton Vance Building, 255 State Street, Boston, MA 02109. Eaton Vance, its affiliates and predecessor companies have been managing assets of individuals and institutions since 1924 and of investment funds since 1931. Eaton Vance (or its affiliates) currently serves as the investment adviser to investment funds and various individual and institutional clients with combined assets under management of approximately $[__] billion as of October 31, 2004, including approximately $[___] billion in equity fund assets. Eaton Vance is a direct, wholly-owned subsidiary of Eaton Vance Corp., a publicly-held holding company, which through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities.

Under the general supervision of the Fund's Board, Eaton Vance will be responsible for managing the Fund's overall investment program, implementing the Fund's index options strategy, providing the Sub-Adviser with research support and supervising the performance of the Sub-Adviser. As described below under the caption "The Sub-Adviser," the Sub-Adviser will be responsible for structuring and managing the Fund's common stock portfolio, including tax-loss harvesting and other tax-management techniques. The Adviser will furnish to the Fund investment advice and office facilities, equipment and personnel for servicing the investments of the Fund. The Adviser will compensate all Trustees and officers of the Fund who are members of the Adviser's organization and who render investment services to the Fund, and will also compensate all other Adviser personnel who provide research and investment services to the Fund. In return for these services, facilities and payments, the Fund has agreed to pay the Adviser as compensation under the Advisory Agreement an annual fee in the amount of [__]% of the average daily gross assets of the Fund. Gross assets of the Fund means total assets of the Fund, including any form of investment leverage that the Fund may in the future determine to utilize, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to any future investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility/commercial paper program or the issuance debt securities), (ii) the issuance of preferred shares or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund's investment objectives and policies, and/or (iv) any other means. During any future periods in which the Fund is using leverage, the fees paid to Eaton Vance for investment advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's gross assets, including proceeds from any borrowings and from the issuance of preferred shares.

[__] and other Eaton Vance investment professionals comprise the Eaton Vance investment team responsible for the overall management of the Fund's investment program, setting and implementing the Fund's options strategy, providing research support to the Sub-Adviser and supervising the Sub-Adviser.

[Describe Portfolio Manager Bio Info Here - to be added by pre-effective amendment]

THE SUB-ADVISER

Eaton Vance has engaged its affiliate Parametric as a sub-adviser to the Fund. The Sub-Adviser will be responsible for structuring and managing the Fund's common stock portfolio, including tax-loss harvesting and other tax-management techniques. The Sub-Adviser has developed specialized programs and systems that allow for efficient implementation of the Fund's strategies. The Sub-Adviser's principal office is located at 1151 Fairview Avenue North, Seattle, WA 981209. Parametric was founded in 1987. In September of 2003, Eaton Vance Corp, the parent company of Eaton Vance, acquired an 80% interest in the firm with the remaining 20% owned primarily by Parametric employees. Parametric specializes in managing broadly diversified, risk controlled and tax-efficient portfolios for institutional, high net worth investors and investment company clients and their advisers. Parametric managed approximately $[__] billion in assets as of October 31, 2004.

Under the terms of the Sub-Advisory Agreement (the "Sub-Advisory Agreement") between Eaton Vance and the Sub-Adviser, Eaton Vance (and not the Fund) will pay the Sub-Adviser a fee at a annual rate equal to [__]% of the average daily gross assets of the Fund. Pursuant to the terms of the Advisory Agreement, Eaton Vance, upon approval by the Board, may terminate the Sub-Advisory Agreement and Eaton Vance may assume full responsibility for the services provided by the Sub-Adviser without the need for approval by shareholders of the Fund.

The Fund, the Adviser and the Sub-Adviser have adopted codes of ethics relating to personal securities transactions (the "Codes of Ethics"). The Codes of Ethics permit Adviser and Sub-Adviser personnel to invest in securities (including securities that may be purchased or held by the Fund) for their own accounts, subject to certain pre-clearance, reporting and other restrictions and procedures contained in such Codes of Ethics.

THE ADMINISTRATOR

Eaton Vance serves as administrator of the Fund, but currently receives no compensation for providing administrative services to the Fund. Under an Administration Agreement with the Fund (the "Administration Agreement"), Eaton Vance is responsible for managing the business affairs of the Fund, subject to the supervision of the Fund's Board. Eaton Vance will furnish to the Fund all office facilities, equipment and personnel for administering the affairs of the Fund. Eaton Vance's administrative services include recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Fund's custodian and transfer agent, providing assistance in connection with the Board and shareholders' meetings, providing service in connection with any repurchase offers and other administrative services necessary to conduct the Fund's business.

DISTRIBUTIONS

Commencing with the Fund's first distribution, the Fund intends to make regular quarterly distributions to Common Shareholders sourced from the Fund's cash available for distribution. "Cash available for distribution" will consist of the Fund's net option premiums, net realized and unrealized gains on stock investments, and dividends and interest income, after payment of Fund expenses. The Fund's distribution rate may be adjusted from time-to-time. The Board may modify this distribution policy at any time without obtaining the approval of Common Shareholders. The initial distribution is expected to be declared approximately [60-90] days and paid approximately [90-120] days after the completion of this offering, depending on market conditions.

The Fund's annual distributions will likely differ from annual net investment income. The investment income of the Fund will consist of all dividend and interest income accrued on portfolio investments, short-term capital gain (including short-term gains on terminated option positions and gains on the sale of portfolio investments held for one year or less) in excess of long-term capital loss and income from certain hedging transactions, less all expenses of the Fund. Expenses of the Fund will be accrued each day. To the extent that that Fund's net investment income for any year exceeds the total quarterly distributions paid during the year, the Fund will make a special distribution at or near year-end of such excess amount as may be required. Over time, all of the Fund's investment company taxable income will be distributed.

At least annually, the Fund intends to distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) or, alternatively, to retain all or a portion of the year's net capital gain and pay federal income tax on the retained gain. As provided under federal tax law, Common Shareholders of record as of the end of the Fund's taxable year will include their attributable share of the retained gain in their income for the year as a long-term capital gain, and will be entitled to a tax credit or refund for the tax paid on their behalf by the Fund. The Fund may treat the cash value of tax credit and refund amounts in connection with retained capital gains as a substitute for equivalent cash distributions.

If, for any calendar year, as discussed above, the total distributions made under the Fund's policy exceed the Fund's net investment taxable income and net capital gain dividends, the excess will be treated as a tax-free return of capital to each Common Shareholder (up to the amount of the Common Shareholder's basis in his or her Common Shares) and thereafter as gain from the sale of Common Shares. The amount treated as a tax-free return of capital will reduce the Common Shareholder's adjusted basis in his or her Common Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her Common Shares. Distributions in any year may include a substantial return of capital component. Under the 1940 Act, for any distribution that includes amounts from sources other than net income, the Fund is required to provide Common Shareholders a written statement regarding the components of such distribution.

To permit the Fund to maintain more stable distributions, distribution rates will be based on projected annual cash available for distribution. As a result, the distributions paid by the Fund for any particular quarter may be more or less than the amount of cash available for distribution from that quarterly period. In certain circumstances, the Fund may be required to sell a portion of its investment portfolio to fund distributions. Distributions will reduce the Common Shares' net asset value.

Common Shareholders may elect automatically to reinvest some or all of their distributions in additional Common Shares under the Fund's dividend reinvestment plan. See "Dividend reinvestment plan."

The Fund has applied for an order from the SEC granting exemption from Section 19(b) of the Investment Company Act, and Rule 19b-1 thereunder to permit the Fund to include realized long-term capital gains as a part of its regular distributions to Common Shareholders more frequently than would otherwise be permitted by the Investment Company Act (generally once per taxable year). In the event that such an exemptive order is obtained, the Fund will consider increasing the frequency of its regular distributions to Common Shareholders from quarterly to monthly. The Fund will not designate more than the permitted number of net capital gain dividends until it receives such an exemptive order. There is no guarantee that the SEC will grant exemptive relief. Failure to receive exemptive relief would increase the likelihood that in certain taxable years the Fund would retain all or a portion of the year's net capital gain and pay tax on the retained gain as described above. The Adviser does not believe that retaining capital gains and paying tax thereon would have a material adverse affect on the Fund or the Common Shareholders.

FEDERAL INCOME TAX MATTERS

The following discussion of federal income tax matters is based on the advice of Kirkpatrick & Lockhart LLP, counsel to the Fund. The Fund intends to elect to be treated and to qualify each year as a regulated investment company under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income and net short-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its regulated investment company status and to avoid paying any federal income or excise tax thereon. To the extent it qualifies for treatment as a regulated investment company and satisfies the above-mentioned distribution requirements, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gains distributions.

At least annually, the Fund intends to distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) or, alternatively, to retain all or a portion of the year's net capital gain and pay federal income tax on the retained gain. As provided under federal tax law, Common Shareholders of record as of the end of the Fund's taxable year will include their attributable share of the retained gain in their income for the year as long-term capital gain (regardless of holding period in the Common Shares), and will be entitled to a tax credit or refund for the tax paid on their behalf by the Fund. Common Shareholders of record for the retained capital gain will also be entitled to increase their tax basis in their Common Shares by 65 percent of the allocated gain. Distributions of the Fund's net capital gain ("capital gain distributions"), if any, are taxable to Common Shareholders as long-term capital gain, regardless of their holding period in the Common Shares.

If, for any calendar year, the Fund's total distributions exceed the Fund's net investment taxable income and capital gain distributions, the excess will be treated as a tax-free return of capital to each Common Shareholder (up to the amount of the Common Shareholder's basis in his or her Common Shares) and thereafter as gain from the sale of Shares (assuming the Common Shares are held as a capital asset). The amount treated as a tax-free return of capital will reduce the Common Shareholder's adjusted basis in his or her Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale or other disposition of his or her Common Shares. See below for a summary of the maximum tax rates applicable to capital gain (including capital gain distributions). A corporation that owns Fund shares generally will not be entitled to the dividends received deduction with respect to all (or any prescribed percentage) of the distributions it receives from the Fund. Fund distributions that are attributable to qualified dividend income received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction.

The Fund's transactions in options are subject to special and complex federal income tax provisions that may, among other things, (i) convert dividends that would otherwise constitute qualified dividend income into higher taxed short-term capital gain or ordinary income, (ii) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gain into short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited) and
(vi) cause the Fund to recognize income or gain without a corresponding receipt of cash.

In the case of Fund transactions involving S&P 500 index call options (or other listed options on broad-based securities indices), Code Section 1256 generally will require any gain or loss arising from the lapse, closing out or exercise of such positions to be treated as 60% long-term and 40% short-term capital gain or loss. In addition, the Fund generally will be required to "mark to market" (I.E., treat as sold for fair market value) each such position which it holds at the close of each taxable year. If a Section 1256 Contract held by the Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the "mark to market" rules. In addition to most index call options, Section 1256 Contracts include certain other options contracts, certain regulated futures contracts, and certain other financial contracts.

The Code contains special rules that apply to "straddles," defined generally as the holding of "offsetting positions with respect to personal property." For example, the straddle rules normally apply when a taxpayer holds stock and an offsetting option with respect to such stock or substantially identical stock or securities. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. The Fund expects that the index call options it writes will not be considered straddles for this purpose because the Fund's portfolio of common stocks will be sufficiently dissimilar from the components of the S&P 500 under applicable guidance established by the IRS. Under certain circumstances, however, the Fund may enter into options transaction or certain other investments that may constitute positions in a straddle. If two or more positions constitute a straddle, recognition of a realized loss from one position must generally be deferred to the extent of unrecognized gain in an offsetting position. In addition, long-term capital gain may be recharacterized as short-term capital gain, or short-term capital loss as long-term capital loss. Interest and other carrying charges allocable to personal property that is part of a straddle are not currently deductible but must instead be capitalized. Similarly, "wash sale" rules apply to prevent the recognition of loss by the Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired within a prescribed period.

The Code allows a taxpayer to elect to offset gains and losses from positions that are part of a "mixed straddle." A "mixed straddle" is any straddle in which one or more but not all positions are Section 1256 Contracts. The Fund may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily "marking to market" of all open positions in the account and a daily netting of gains and losses from all positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The net capital gain or loss is treated as 60% long-term and 40% short-term capital gain or loss if attributable to the
Section 1256 Contract positions, or all short-term capital gain or loss if attributable to the non-Section 1256 Contract positions.

The Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract, or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options and forward contracts and short sales) in stock and certain other instruments. Constructive sale treatment does not apply if the transaction is closed out not later than thirty days after the end of the taxable year in which the transaction was initiated, and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed.

Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund's hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the Fund for more than one year. In addition, these rules may also terminate the running of the holding period of "substantially identical property" held by the Fund.

Gain or loss on a short sale will generally not be realized until such time as the short sale is closed. However, as described above in the discussion of constructive sales, if the Fund holds a short sale position with respect to securities that have appreciated in value, and it then acquires property that is the same as or substantially identical to the property sold short, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Fund holds an appreciated financial position with respect to securities and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

Under the "Jobs and Growth Tax Relief Reconciliation Act of 2003" (the "Tax Act"), certain dividend distributions paid by the Fund (whether paid in cash or reinvested in additional Common Shares) to individual taxpayers are taxed at rates applicable to net long-term capital gains (15%, or 5% for individuals in the 10% or 15% tax brackets). This tax treatment applies only if certain holding period and other requirements are satisfied by the Common Shareholder and the dividends are attributable to qualified dividend income received by the Fund itself. For this purpose, "qualified dividend income" means dividends received by the Fund from United States corporations and "qualified foreign corporations," provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. In order for qualified dividends paid by the Fund to a Common Shareholder to be taxable at long-term capital gains rates, the Common Shareholder must hold his or her Fund shares for more than 60 days during the 121-day period surrounding the ex-dividend date. For the Fund to receive tax-advantaged dividend income, the Fund must hold stock paying qualified dividend income for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or more than 90 days during the associated 181-day period, in the case of certain preferred stocks). In addition, the Fund cannot be obligated to make related payments (pursuant to a short sale or otherwise) with respect to positions in any security that is substantially similar or related property with respect to such stock. Gains on option positions and other short-term gains, interest income and non-qualified dividends are not eligible for the lower tax rate. The special rules relating to the taxation of ordinary income dividends paid by the

Fund generally apply to taxable years beginning before January 1, 2009. Thereafter, the Fund's distributions that are characterized as dividends, other than capital gain distributions, will be fully taxable at ordinary income tax rates unless further Congressional action is taken. There can be no assurance as to what portion of the Fund's dividend distributions will qualify for favorable treatment under the Tax Act.

The Fund will inform Common Shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Selling Common Shareholders will generally recognize gain or loss in an amount equal to the difference between the Common Shareholder's adjusted tax basis in the Common Shares sold and the sale proceeds. If the Common Shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less, or
(ii) 15% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain distributions) (5% for individuals in the 10% or 15% tax brackets). Any loss on a disposition of Common Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received with respect to those Common Shares. For purposes of determining whether Common Shares have been held for six months or less, the holding period is suspended for any periods during which the Common Shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of Common Shares will be disallowed to the extent those Common Shares are replaced by other Common Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Common Shares (whether through the reinvestment of distributions, which could occur, for example, if the Common Shareholder is a participant in the Plan (as defined below) or otherwise). In that event, the basis of the replacement Common Shares will be adjusted to reflect the disallowed loss.

An investor should be aware that, if Common Shares are purchased shortly before the record date for any taxable distribution (including a capital gain distribution), the purchase price likely will reflect the value of the distribution and the investor then would receive a taxable distribution likely to reduce the trading value of such Common Shares, in effect resulting in a taxable return of some of the purchase price. Taxable distributions to individuals and certain other non-corporate Common Shareholders, including those who have not provided their correct taxpayer identification number and other required certifications, may be subject to "backup" federal income tax withholding at the fourth lowest rate of tax applicable to a single individual (in 2004, 28%).

An investor should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

The foregoing briefly summarizes some of the important federal income tax consequences to Common Shareholders of investing in Common Shares, reflects the federal tax law as of the date of this Prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. Unless otherwise noted, this discussion assumes that an investor is a U.S. person and holds Common Shares as a capital asset. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations by the courts or the IRS retroactively or prospectively. Investors should consult their tax advisors regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

DIVIDEND REINVESTMENT PLAN

Pursuant to the Fund's dividend reinvestment plan (the "Plan"), a Common Shareholder may elect to have all distributions (including capital gain dividends) automatically reinvested in Common Shares. Common Shareholders may elect to participate in the Plan by completing the dividend reinvestment plan application form. Common Shareholders electing not to participate in the Plan will receive all distributions in cash paid by check mailed directly to them by PFPC Inc., as dividend paying agent.

PFPC Inc. (the "Plan Agent") serves as agent for the Common Shareholders in administering the Plan. Common Shareholders who elect not to participate in the Plan will receive all Fund distributions in cash paid by check mailed directly to the Common Shareholder of record (or if the Common Shares are held in street or other nominee name, then to the nominee) by PFPC Inc., as disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent prior to any distribution record date.

Common Shares will be acquired by the Plan Agent or an independent broker-dealer for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional previously authorized but unissued Common Shares from the Fund ("newly issued Common Shares") or (ii) by purchase of outstanding Common Shares on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for the distribution, the net asset value per Common Share is equal to or less than the market price per Common Share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the distribution amount in newly issued Common Shares on behalf of the participants. The number of newly issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the distribution by the net asset value per Common Share on the date the Common Shares are issued, provided that the maximum discount from the then current market price per Common Share on the date of issuance may not exceed 5%. If on the distribution payment date the net asset value per Common Share is greater than the market value plus estimated brokerage commissions (such condition being referred to herein as "market discount"), the Plan Agent will invest the distribution amount in Common Shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the distribution payment date, the Plan Agent will have up to 30 days after the distribution payment date to invest the distribution amount in Common Shares acquired in open-market purchases. If, before the Plan Agent has completed its open-market purchases, the market price of a Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Agent could exceed the net asset value of the Fund's Common Shares, resulting in the acquisition of fewer Common Shares than if the distribution had been paid in newly issued Common Shares on the distribution payment date. Therefore, the Plan provides that if the Plan Agent is unable to invest the full distribution amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the distribution amount in newly issued Common Shares.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Common Shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each Common Shareholder proxy will include those Common Shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for Common Shares held pursuant to the Plan in accordance with the instructions of the participants. In the case of Common Shareholders such as banks, brokers or nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record Common Shareholder's name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund as a result of distributions payable either in Common Shares or in cash. However, each Plan participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of distributions.

Common Shareholders participating in the Plan may receive benefits not available to Common Shareholders not participating in the Plan. If the market price (plus commissions) of the Fund's Common Shares is above their net asset value, participants in the Plan will receive Common Shares of the Fund purchased at a discount to market price and having a current value that exceeds the cash distributions they would have otherwise received on their Common Shares. If the market price (plus commissions) of the Fund's Common Shares is below their net asset value, Plan participants will receive Common Shares with a net asset value that exceeds the cash distributions they would have otherwise received on their Common Shares. There may, however, be insufficient Common Shares available in the market at prices below net asset value to satisfy the Plan's requirements, in which case the Plan Agent will acquire newly issued Common Shares. Also, since the Fund does not redeem its Common Shares, the price on resale of Common Shares may be more or less than their net asset value.

Experience under the Plan may indicate that changes are desirable. Accordingly, upon 30 days' notice to Plan participants, the Fund reserves the right to amend or terminate the Plan. A Plan participant will be charged a $5.00 service charge and pay brokerage charges whenever he or she directs the Plan Agent to sell Common Shares held in a distribution reinvestment account.

All correspondence concerning the Plan should be directed to the Plan Agent at PFPC Inc., P.O. Box 43027, Providence, Rhode Island 02940-3027. Please call 1-800-331-1710 between the hours of 9:00 a.m. and 5:00 p.m. Eastern Standard Time if you have questions regarding the Plan.

DESCRIPTION OF CAPITAL STRUCTURE

The Fund is an unincorporated business trust established under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated and filed with the Secretary of The Commonwealth on [________ __, 2004] (the "Declaration of Trust"). The Declaration of Trust provides that the Board may authorize separate classes of shares of beneficial interest. The Board has authorized an unlimited number of Common Shares. The Fund intends to hold annual meetings of Common Shareholders in compliance with the requirements of the New York Stock Exchange.

COMMON SHARES

The Declaration of Trust permits the Fund to issue an unlimited number of full and fractional common shares of beneficial interest, $0.01 par value per share. Each Common Share represents an equal proportionate interest in the assets of the Fund with each other Common Share in the Fund. Holders of Common Shares will be entitled to the payment of distributions when, as and if declared by the Board. The 1940 Act or the terms of any future borrowings or issuance of preferred shares may limit the payment of distributions to the holders of Common Shares. Each whole Common Share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Board may distribute the remaining assets of the Fund among the holders of the Common Shares. The Declaration of Trust provides that Common Shareholders are not liable for any liabilities of the Fund, and permits inclusion of a clause to that effect in agreements entered into by the Fund and, in coordination with the Fund's By-laws, indemnifies shareholders against any such liability. Although shareholders of an unincorporated business trust established under Massachusetts law may, in certain limited circumstances, be held personally liable for the obligations of the business trust as though they were general partners, the provisions of the Fund's Declaration of Trust and By-laws described in the foregoing sentence make the likelihood of such personal liability remote.

The Fund has no current intention to issue preferred shares or to borrow money. However, if at some future time there are any borrowings or preferred shares outstanding, the Fund may not be permitted to declare any cash distribution on its Common Shares, unless at the time of such declaration, (i) all accrued distributions on preferred shares or accrued interest on borrowings have been paid and (ii) the value of the Fund's total assets (determined after deducting the amount of such distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares. In addition to the requirements of the 1940 Act, the Fund may be required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of preferred shares from a nationally recognized statistical rating agency (a "Rating Agency"). These requirements may include an asset coverage test more stringent than under the 1940 Act. This limitation on the Fund's ability to make distributions on its Common Shares could in certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company for federal income tax purposes. If the Fund were in the future to issue preferred shares or borrow money, it would intend, however, to the extent possible to purchase or redeem preferred shares or reduce borrowings from time to time to maintain compliance with such asset coverage requirements and may pay special distributions to the holders of the preferred shares in certain circumstances in connection with any potential impairment of the Fund's status as a regulated investment company. See "Distributions-Federal income tax matters." Depending on the timing of any such redemption or repayment, the Fund may be required to pay a premium in addition to the liquidation preference of the preferred shares to the holders thereof.

The Fund has no present intention of offering additional Common Shares, except as described herein. Other offerings of its Common Shares, if made, will require approval of the Board. Any additional offering will not be sold at a price per Common Share below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing Common Shareholders or with the consent of a majority of the Fund's outstanding Common Shares. The Common Shares have no preemptive rights.

The Fund generally will not issue Common Share certificates. However, upon written request to the Fund's transfer agent, a share certificate will be issued for any or all of the full Common Shares credited to an investor's account. Common Share certificates that have been issued to an investor may be returned at any time.

REPURCHASE OF COMMON SHARES AND OTHER DISCOUNT MEASURES

Because shares of closed-end management investment companies frequently trade at a discount to their net asset values, the Board has determined that from time to time it may be in the interest of Common Shareholders for the Fund to take corrective actions to reduce trading discounts in the Common Shares. The Board, in consultation with Eaton Vance, will review at least annually the possibility of open market repurchases and/or tender offers for the Common Shares and will consider such factors as the market price of the Common Shares, the net asset value of the Common Shares, the liquidity of the assets of the Fund, the effect on the Fund's expenses, whether such transactions would impair the Fund's status as a regulated investment company or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions that may have a material effect on the Fund's ability to consummate such transactions. There are no assurances that the Board will, in fact, decide to undertake either of these actions or, if undertaken, that such actions will result in the Common Shares trading at a price equal to or approximating their net asset value. The Board, in consultation with Eaton Vance, may from time to time review other possible actions to reduce trading discounts in the Common Shares.

PREFERRED SHARES

The Fund has no current intention of issuing any shares other than the Common Shares. However, the Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights (the "preferred shares") in one or more series, with rights as determined by the Board, by action of the Board without the approval of the Common Shareholders.

Under the requirements of the 1940 Act, the Fund must, immediately after the issuance of any preferred shares, have an "asset coverage" of at least 200%. Asset coverage means the ratio which the value of the total assets of the Fund, less all liability and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness of the Fund, if any, plus the aggregate liquidation preference of the preferred shares. If the Fund seeks a rating of preferred shares, asset coverage requirements in addition to those set forth in the 1940 Act may be imposed. The liquidation value of any preferred shares would be expected to equal their aggregate original purchase price plus redemption premium, if any, together with any accrued and unpaid distributions thereon (on a cumulative basis), whether or not earned or declared. The terms of any preferred shares, including their distribution rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board (subject to applicable law and the Fund's Declaration of Trust) if and when it authorizes preferred shares. The Fund may issue preferred shares that provide for the periodic redetermination of the distribution rate at relatively short intervals through an auction or remarketing procedure, although the terms of such preferred shares may also enable the Fund to lengthen such intervals. At times, the distribution rate as redetermined on any preferred shares could approach or exceed the Fund's return after expenses on the investment of proceeds from the preferred shares and the Fund's leveraged capital structure would result in a lower rate of return to Common Shareholders than if the Fund were not so structured.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the terms of any preferred shares may entitle the holders of preferred shares to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus redemption premium, if any, together with accrued and unpaid dividends, whether or not earned or declared and on a cumulative basis) before any distribution of assets is made to holders of Common Shares. After payment of the full amount of the liquidating distribution to which they are entitled, the preferred shareholders would not be entitled to any further participation in any distribution of assets by the Fund. Holders of preferred shares, voting as a class, shall be entitled to elect two of the Fund's Trustees, if any preferred shares are issued. Under the 1940 Act, if at any time dividends on the preferred shares are unpaid in an amount equal to two full years' dividends thereon, the holders of all outstanding preferred shares, voting as a class, will be allowed to elect a majority of the Board until all dividends in default have been paid or declared and set apart for payment. In addition, if required by a Rating Agency rating the preferred shares or if the Board determines it to be in the best interests of the Common Shareholders, issuance of the preferred shares may result in more restrictive provisions than required under the 1940 Act. In this regard, holders of preferred shares may, for example, be entitled to elect a majority of the Fund's Board if only one dividend on the preferred shares is in arrears.

In the event of any future issuance of preferred shares, the Fund likely would seek a credit rating for such preferred shares from a Rating Agency. In such event, as long as preferred shares are outstanding, the composition of its portfolio will reflect guidelines established by such Rating Agency. Based on previous guidelines established by such Rating Agencies for the securities of other issuers, the Fund anticipates that the guidelines with respect to any preferred shares would establish a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. Although no assurance can be given as to the nature or extent of the guidelines that may be imposed in connection with obtaining a rating of any preferred shares, the Fund anticipates that such guidelines would include asset coverage requirements that are more restrictive than those under the 1940 Act, restrictions on certain portfolio investments and investment practices and certain mandatory redemption requirements relating to any preferred shares. No assurance can be given that the guidelines actually imposed with respect to any preferred shares by a Rating Agency would be more or less restrictive than as described in this Prospectus.

CREDIT FACILITY/COMMERCIAL PAPER PROGRAM

The Fund has no current intention to borrow money for the purpose of obtaining investment leverage. If, in the future, the Fund determines to engage in investment leverage using borrowings, the Fund may enter into definitive agreements with respect to a credit facility/commercial paper program or other borrowing program, pursuant to which the Fund would expect to be entitled to borrow up to a specified amount. Any such borrowings would constitute financial leverage. Borrowings under such a facility/commercial paper program would not be expected to be convertible into any other securities of the Fund. Outstanding amounts would be expected to be prepayable by the Fund prior to final maturity without significant penalty, and no sinking fund or mandatory retirement provisions would be expected to apply. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Fund may be required to prepay outstanding amounts under the facility/program or incur a penalty rate of interest in the event of the occurrence of certain events of default. The Fund would be expected to indemnify the lenders under the facility/program against liabilities they may incur in connection with the facility/program.

In addition, the Fund expects that any such credit facility/program would contain covenants that, among other things, likely would limit the Fund's ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and may require asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund expects that any credit facility/program would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for a credit facility/program on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, any such credit facility/program may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of preferred shares or debt securities.

EFFECTS OF POSSIBLE FUTURE LEVERAGE

As discussed above, the Fund has no current intention to issue preferred shares or to borrow money for the purpose of obtaining investment leverage. In the event that the Fund determines in the future to utilize investment leverage, there can be no assurance that such a leveraging strategy would be successful during any period in which it is employed. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares and the risk that fluctuations in distribution rates on any preferred shares or fluctuations in borrowing costs may affect the return to Common Shareholders. To the extent that amounts available for distribution derived from securities purchased with the proceeds of leverage exceed the cost of such leverage, the Fund's distributions would be greater than if leverage had not been used. Conversely, if the amounts available for distribution derived from securities purchased with leverage proceeds are not sufficient to cover the cost of leverage, distributions to Common Shareholders would be less than if leverage had not been used. In the latter case, Eaton Vance, in its best judgment, may nevertheless determine to maintain the Fund's leveraged position if it deems such action to be appropriate. The costs of an offering of preferred shares and/or a borrowing program would be borne by Common Shareholders and consequently would result in a reduction of the net asset value of Common Shares.

In addition, the fee paid to Eaton Vance will be calculated on the basis of the Fund's average daily gross assets, including proceeds from the issuance of preferred shares and/or borrowings, so the fees would be higher if leverage is utilized. In this regard, holders of preferred shares would not bear the investment advisory fee. Rather, Common Shareholders would bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of the preferred shares offering.

ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board and could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Board is divided into three classes, with the term of one class expiring at each annual meeting of Common Shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board. A Trustee may be removed from office only for cause by a written instrument signed by the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that elected such Trustee and are entitled to vote on the matter.

In addition, the Declaration of Trust requires the favorable vote of the holders of at least 75% of the outstanding shares of each class of the Fund, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of a class of shares and their associates, unless the Board shall by resolution have approved a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of a class of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class of beneficial interest of the Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash; (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

The Board has determined that provisions with respect to the Board and the 75% voting requirements described above, which voting requirements are greater than the minimum requirements under Massachusetts law or the 1940 Act, are in the best interest of Common Shareholders generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

CONVERSION TO OPEN-END FUND

The Fund may be converted to an open-end management investment company at any time if approved by the lesser of (i) two-thirds or more of the Fund's then outstanding Common Shares and preferred shares (if any), each voting separately as a class, or (ii) more than 50% of the then outstanding Common Shares and preferred shares (if any), voting separately as a class if such conversion is recommended by at least 75% of the Trustees then in office. If approved in the foregoing manner, conversion of the Fund could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all shareholders. Conversion of the Fund to an open-end management investment company also would require the redemption of any outstanding preferred shares and could require the repayment of borrowings, which would eliminate any future leveraged capital structure of the Fund with respect to the Common Shares. In the event of conversion, the Common Shares would cease to be listed on the New York Stock Exchange or other national securities exchange or market system. The Board believes that the closed-end structure is desirable, given the Fund's investment objectives and policies. Investors should assume, therefore, that it is unlikely that the Board would vote to convert the Fund to an open-end management investment company. Shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. If the Fund were to convert to an open-end investment company, the Fund expects it would pay all such redemption requests in cash, but would likely reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new Common Shares would be sold at net asset value plus a sales load.

UNDERWRITING

The underwriters named below (the "Underwriters"), acting through [__], [__], New York, New York, [__], [__], and [__], [__], as lead managers and [__], [__] and [__], as their representatives (together with the lead managers, the "Representatives"), have severally agreed, subject to the terms and conditions of the Underwriting Agreement with the Fund and Eaton Vance (the "Underwriting Agreement"), to purchase from the Fund the number of Common Shares set forth opposite their respective names. The Underwriters are committed to purchase and pay for all of such Common Shares (other than those covered by the over-allotment option described below) if any are purchased.

                                                                     NUMBER OF
UNDERWRITERS                                                       COMMON SHARES
--------------------------------------------------------------------------------



                                                                     _________

  Total............................................................. =========

The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this Prospectus, to purchase up to an additional Common Shares to cover over-allotments, if any, at the initial offering price. The Underwriters may exercise such option solely for the purpose of covering underwriting over-allotments incurred in the sale of the Common Shares offered hereby. To the extent that the Underwriters exercise this option, each of the Underwriters will have a firm commitment, subject to certain conditions, to purchase an additional number of Common Shares proportionate to such Underwriter's initial commitment.

The Fund has agreed to pay a commission to the Underwriters in the amount of $[__] per Common Share ([__]% of the public offering price per Common Share). The Representatives have advised the Fund that the Underwriters may pay up to $ per Common Share from such commission to selected dealers who sell the Common Shares and that such dealers may reallow a concession of up to $ per Common Share to certain other dealers who sell Common Shares. Eaton Vance or an affiliate has agreed to (i) reimburse all organizational costs and (ii) pay all offering costs of the Fund (other than sales loads) that exceed $0.04 per Common Share. Investors must pay for any Common Shares purchased on or before , 2005.

Prior to this offering, there has been no public market for the Common Shares or any other securities of the Fund. Consequently, the offering price for the Common Shares was determined by negotiation among the Fund and the Representatives. There can be no assurance, however, that the price at which Common Shares sell after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering. The minimum investment requirement is 100 Common Shares ($[__]).

The Fund,  Eaton Vance and Rampart  have each  agreed to  indemnify  the several
Underwriters for or to contribute to the losses arising out of certain liabilities, including liabilities under the Securities Act of 1933, as amended.

The Fund has agreed not to offer, sell or register with the Securities and Exchange Commission any additional equity securities of the Fund, other than issuances of Common Shares, including pursuant to the Fund's Plan, and issuances in connection with any preferred shares, each as contemplated in this Prospectus, for a period of 180 days after the date of the Underwriting Agreement without the prior written consent of the Representatives.

The Representatives have informed the Fund that the Underwriters do not intend to confirm sales to any accounts over which they exercise discretionary authority.

In connection with this offering, the Underwriters may purchase and sell Common Shares in the open market. These transactions may include over-allotment and stabilizing transactions and purchases to cover syndicate short positions created in connection with this offering. Stabilizing transactions consist of certain bids or purchases for the purpose of preventing or retarding a decline in the market price of the Common Shares and syndicate short positions involve the sale by the Underwriters of a greater number of Common Shares than they are required to purchase from the Fund in this offering. The Underwriters also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the Common Shares sold in this offering for their account may be reclaimed by the syndicate if such Common Shares are repurchased by the syndicate in stabilizing or covering transactions. These activities may stabilize, maintain or otherwise affect the market price of the Common Shares, which may be higher than the price that might otherwise prevail in the open market; and these activities, if commenced, may be discontinued at any time without notice. These transactions may be effected on the New York Stock Exchange or otherwise.

The Fund anticipates that the Representatives and certain other Underwriters may from time to time act as brokers or dealers in connection with the execution of its portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as such brokers while they are Underwriters.

In connection with the offering, certain of the Underwriters or selected dealers may distribute prospectuses electronically.

Eaton Vance (and not the Fund) has agreed pursuant to an additional compensation agreement (the "Additional Compensation Agreement") to pay to certain qualifying Underwriters who meet specified sales targets ("Qualifying Underwriters"), quarterly in arrears, an annual fee of up to [__]% of the Fund's average daily gross assets attributable to Common Shares sold by such Qualifying Underwriters (including a proportionate share of assets that may in the future be acquired using leverage). Such sales targets may be waived or lowered with respect to any

Underwriter in the sole discretion of Eaton Vance. These fee payments will remain in effect only so long as the Advisory Agreement remains in effect between the Fund and Eaton Vance or any successor in interest or affiliate of Eaton Vance, as and to the extent that such Advisory Agreement is renewed periodically in accordance with the 1940 Act. The sum of the additional compensation payable to the Qualifying Underwriters will not exceed [__]% of the aggregate initial offering price of the Common Shares offered hereby. [__] will receive additional compensation which will not exceed [__]% of the aggregate initial offering price of the Common Shares offered hereby.

Pursuant to a shareholder servicing agreement (the "Shareholder Servicing Agreement") between [__] (the "Shareholder Servicing Agent") and Eaton Vance, the Shareholder Servicing Agent will (i) at the request of and as specified by Eaton Vance, undertake to make available public information pertaining to the Fund on an ongoing basis and to communicate to investors and prospective investors the Fund's features and benefits (including arranging periodic seminars or conference calls for Eaton Vance to communicate to investors, responding to questions from current or prospective shareholders and contacting specific shareholders, where appropriate), provided that services shall not include customary market research information provided by the Shareholder Servicing Agent or its registered broker-dealer affiliates in the ordinary course of their business; (ii) at the request of and as specified by Eaton Vance, make available to investors and prospective investors market price, net asset value, yield and other information regarding the Fund (provided that services shall not include customary market research information provided by the Shareholder Servicing Agent or its registered broker-dealer affiliates in the ordinary course of their business), if reasonably obtainable, for the purpose of maintaining the visibility of the Fund in the investor community; (iii) at the request of Eaton Vance or the Fund, provide certain economic research and statistical information and reports, if reasonably obtainable, to Eaton Vance or the Fund and consult with representatives of Eaton Vance and/or the Board in connection therewith, which information and reports shall include: (a) statistical and financial market information with respect to the Fund's market performance; and (b) comparative information regarding the Fund and other closed-end management investment companies with respect to (1) the net asset value of their respective shares, (2) the respective market performance of the Fund and such other companies, and (3) other relevant performance indicators. Except as legally required, such information and reports may not be quoted or referred to, orally or in writing, reproduced or disseminated by the Fund or any of its affiliates or any of their agents, without the prior written consent of the Shareholder Servicing Agent, which consent will not be unreasonably withheld; and (iv) at the request of Eaton Vance or the Fund, provide information to and consult with Eaton Vance and/or the Board with respect to applicable strategies designed to address market value discounts, which may include share repurchases, tender offers, modifications to dividend policies or capital structure, repositioning or restructuring of the Fund, conversion of the Fund to an open-end investment company, liquidation or merger; including providing information concerning the use and impact of the above strategic alternatives by other market participants; provided, however, that under the terms of the Shareholder Servicing Agreement, the Shareholder Servicing Agent is not obligated to render any opinions, valuations or recommendations of any kind or to perform any such similar services. For these services, Eaton Vance will pay the Shareholder Servicing Agent a fee computed daily and payable quarterly equal, on an annual basis, to [ ]% of the Fund's average daily gross assets. The sum of the payments payable to the Shareholder Servicing Agent under the Shareholder Servicing Agreement will not exceed [__]% of the aggregate initial offering price of the Common Shares offered hereby. Under the terms of the Shareholder Servicing Agreement, the Shareholder Servicing Agent is relieved from liability to Eaton Vance, or the Fund for any act or omission to act in the course of its performance under the Shareholder Servicing Agreement in the absence of bad faith, gross negligence or willful misconduct on the part of the Shareholder Servicing Agent. The Shareholder Servicing Agreement will continue so long as the Advisory Agreement remains in effect between the Fund and the Adviser or any successor in interest or affiliate of the Adviser, as and to the extent that such Advisory Agreement is renewed periodically in accordance with the 1940 Act.

The total compensation received by the Underwriters will not exceed 9.00% of the aggregate initial offering price of the Common Shares offered hereby.

SHAREHOLDER SERVICING AGENT, CUSTODIAN AND TRANSFER AGENT

As described above under "Underwriting," [__] will provide shareholder services to the Fund pursuant to the Shareholder Servicing Agreement with Eaton Vance.

Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, Massachusetts 02116 is the custodian of the Fund and will maintain custody of the securities and cash of the Fund. IBT maintains the Fund's general ledger and computes net asset value per share daily. IBT also attends to details in connection with the sale, exchange, substitution, transfer and other dealings with the Fund's investments and receives and disburses all funds. IBT also assists in preparation of shareholder reports and the electronic filing of such reports with the SEC.

PFPC Inc., P.O. Box 43027, Providence, Rhode Island 02940-3027 is the transfer agent and dividend disbursing agent of the Fund.

LEGAL OPINIONS

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Kirkpatrick & Lockhart LLP, Boston, Massachusetts, and for the Underwriters by [__], [___,___].

REPORTS TO SHAREHOLDERS

The Fund will send to Common Shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[__], Boston, Massachusetts are the independent registered public accounting firm for the Fund and will audit the Fund's financial statements.

ADDITIONAL INFORMATION

The Prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations. The Statement of Additional Information can be obtained without charge by calling 1-800-225-6265.

Statements contained in this Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

Additional investment information and restrictions............................
Trustees and officers.........................................................
Investment advisory and other services........................................
Determination of net asset value..............................................
Portfolio trading.............................................................
Taxes.........................................................................
Other information.............................................................
Independent registered public accounting firm.................................
Statement Of Assets And Liabilities...........................................
Notes to financial statements.................................................

THE FUND'S PRIVACY POLICY

The Fund is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. The Fund has in effect the following policy with respect to nonpublic personal information about its customers:

o Only such information received from you, through application forms or otherwise, and information about your Fund transactions will be collected.

o None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

o Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

For more information about the Fund's privacy policies call 1-800-262-1122.

                               (EATON VANCE LOGO)

















                                                                       CE-TMBWIP

STATEMENT OF ADDITIONAL INFORMATION    SUBJECT TO COMPLETION   November 22, 2004
--------------------------------------------------------------------------------


STATEMENT OF ADDITIONAL INFORMATION
[          ], 2004

EATON VANCE TAX-MANAGED BUYWRITE INCOME FUND

THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MASSACHUSETTS 02109
(800) 225-6265

TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----

Additional investment information and restrictions..............................
Trustees and officers...........................................................
Investment advisory and other services..........................................
Determination of net asset value................................................
Portfolio trading...............................................................
Taxes...........................................................................
Other information...............................................................
Independent registered public accounting firm...................................
Statement of assets and liabilities.............................................
Notes to financial statements...................................................

THIS STATEMENT OF ADDITIONAL INFORMATION ("SAI") IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF EATON VANCE TAX-MANAGED BUYWRITE INCOME FUND (THE "FUND") DATED [ ], 2004 (THE "PROSPECTUS"), AS SUPPLEMENTED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS SAI SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING YOUR FINANCIAL INTERMEDIARY OR CALLING THE FUND AT 1-800-225-6265.

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. THESE SECURITIES MAY NOT BE SOLD UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION, WHICH IS NOT A PROSPECTUS, IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the Fund's Prospectus.

Additional investment information and restrictions

Primary investment strategies are described in the Prospectus. The following is a description of the various investment policies that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. Eaton Vance may not buy any of the following instruments or use any of the following techniques unless it believes that doing so will help to achieve the Fund's investment objectives.

EQUITY INVESTMENTS. As described in the Prospectus, the Fund invests primarily in common stocks.

PREFERRED STOCKS. The Fund may invest in preferred stocks of both domestic and foreign issuers. Under normal market conditions, the Fund expects, with respect to that portion of its total assets invested in preferred stocks, to invest only in preferred stocks of investment grade quality as determined by S&P, Fitch or Moody's or, if unrated, determined to be of comparable quality by Eaton Vance. The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event of a downgrade of an assessment of credit quality or the withdrawal of a rating. Preferred stocks involve credit risk, which is the risk that a preferred stock will decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. In addition to credit risk, investment in preferred stocks involves certain other risks as more fully described in the Prospectus.

DERIVATIVE INSTRUMENTS. Derivative instruments (which are instruments that derive their value from another instrument, security or index) may be purchased or sold to enhance return (which may be considered speculative), to hedge against fluctuations in securities prices or market conditions, or as a substitute for the purchase or sale of securities or currencies. These strategies may be executed through the use of derivative contracts in the U.S. or abroad. In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, and enter into various transactions such as swaps, caps, floors or collars. In addition, derivatives may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Transactions in derivative instruments involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, indices, or the other financial instruments' prices; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed an investment in these instruments. In addition, the entire premium paid for purchased options may be lost before they can be profitably exercised. Transaction costs are incurred in opening and closing positions. Derivative instruments may sometimes increase or leverage exposure to a particular market risk, thereby increasing price volatility. Over-the-counter ("OTC") derivative instruments, equity swaps and forward sales of stocks involve an enhanced risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses. The staff of the SEC takes the position that certain purchased OTC options, and assets used as cover for written OTC options, are illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Code limit the use of derivative instruments. The Fund has claimed an exclusion from the definition of a Commodity Pool Operator ("CPO") under the Commodity Exchange Act and therefor is not subject to registration or regulation as a CPO. There can be no assurance that the use of derivative instruments will be advantageous.

Foreign exchange traded futures contracts and options thereon may be used only if the Adviser determines that trading on such foreign exchange does not entail risks, including credit and liquidity risks, that are materially greater than the risks associated with trading on CFTC-regulated exchanges.

SHORT SALES

The Fund may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box).

Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. Short-selling exposes the Fund to unlimited risk with respect to that security due to the lack of an upper limit on the price to which an instrument can rise. Although the Fund reserves the right to utilize short sales, the Adviser is under no obligation to utilize short sales at all.

SECURITIES LENDING

As described in the Prospectus, the Fund may lend a portion of its portfolio securities to broker-dealers or other institutional borrowers. Loans will be made only to organizations whose credit quality or claims paying ability is considered by the Adviser to be at least investment grade. All securities loans will be collateralized on a continuous basis by cash or U.S. government securities having a value, marked to market daily, of at least 100% of the market value of the loaned securities. The Fund may receive loan fees in connection with loans that are collateralized by securities or on loans of securities for which there is special demand. The Fund may also seek to earn income on securities loans by reinvesting cash collateral in securities consistent with its investment objectives and policies, seeking to invest at rates that are higher than the "rebate" rate that it normally will pay to the borrower with respect to such cash collateral. Any such reinvestment will be subject to the investment policies, restrictions and risk considerations described in the Prospectus and in this SAI.

Securities loans may result in delays in recovering, or a failure of the borrower to return, the loaned securities. The defaulting borrower ordinarily would be liable to the Fund for any losses resulting from such delays or failures, and the collateral provided in connection with the loan normally would also be available for that purpose. Securities loans normally may be terminated by either the Fund or the borrower at any time. Upon termination and the return of the loaned securities, the Fund would be required to return the related cash or securities collateral to the borrower and it may be required to liquidate longer term portfolio securities in order to do so. To the extent that such securities have decreased in value, this may result in the Fund realizing a loss at a time when it would not otherwise do so. The Fund also may incur losses if it is unable to reinvest cash collateral at rates higher than applicable rebate rates paid to borrowers and related administrative costs. These risks are substantially the same as those incurred through investment leverage, and will be subject to the investment policies, restrictions and risk considerations described in the Prospectus and in this SAI.

The Fund will receive amounts equivalent to any interest or other distributions paid on securities while they are on loan, and the Fund will not be entitled to exercise voting or other beneficial rights on loaned securities. The Fund will exercise its right to terminate loans and thereby regain these rights whenever the Adviser considers it to be in the Fund's interest to do so, taking into account the related loss of reinvestment income and other factors.

TEMPORARY INVESTMENTS

The Fund may invest temporarily in cash or cash equivalents. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. government obligations.

INVESTMENT RESTRICTIONS

The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of outstanding shares of the Fund. As a matter of fundamental policy the Fund may not:

(1) Borrow money, except as permitted by the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act currently requires that any indebtedness incurred by a closed-end investment company have an asset coverage of at least 300%;

(2) Issue senior securities, as defined in the 1940 Act, other than (a) preferred shares which immediately after issuance will have asset coverage of at least 200%, (b) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (c) the borrowings permitted by investment restriction (1) above. The 1940 Act currently defines "senior security" as any bond, debenture, note or similar obligation or instrument constituting a security and evidencing indebtedness and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. Debt and equity securities issued by a closed-end investment company meeting the foregoing asset coverage provisions are excluded from the general 1940 Act prohibition on the issuance of senior securities;

(3) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The purchase of investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin;

(4) Underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in selling or disposing of a portfolio investment;

(5) Make loans to other persons, except by (a) the acquisition of loan interests, debt securities and other obligations in which the Fund is authorized to invest in accordance with its investment objectives and policies, (b) entering into repurchase agreements, and (c) lending its portfolio securities;

(6) Purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate. The Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities;

(7) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currencies, interest or other financial instruments;

(8) With respect to 75% of its total assets, invest more than 5% of its total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of a single issuer, except obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and except securities of other investment companies; and

(9) Invest 25% or more of its total  assets in any single  industry  or group of
    industries   (other  than  securities  issued  or  guaranteed  by  the  U.S.
    government or its agencies or instrumentalities).

The Fund may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. The 1940 Act currently requires that the Fund have 300% asset coverage with respect to all borrowings other than temporary borrowings.

For purposes of construing restriction (9), a large economic or market sector shall not be construed as a group of industries.

The Fund has adopted the following nonfundamental investment policy which may be changed by the Board without approval of the Fund's shareholders. As a matter of nonfundamental policy, the Fund may not make short sales of securities or maintain a short position, unless at all times when a short position is open it either owns an equal amount of such securities or owns securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short.

Upon the Board's approval, the Fund may invest more than 10% of its total assets in one or more other management investment companies (or may invest in affiliated investment companies) to the extent permitted by the 1940 Act and rules thereunder.

Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other assets or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund's acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by the Adviser if the security is not rated by a rating agency) will not compel the Fund to dispose of such security or other asset. Notwithstanding the foregoing, the Fund must always be in compliance with the borrowing policies set forth above.

Trustees and officers

The Trustees of the Fund are responsible for the overall management and supervision of the affairs of the Fund. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used in this SAI, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "BMR" refers to Boston Management and Research, and "EVD" refers to Eaton Vance Distributors Inc. EVC and EV are the corporate parent and trustee, respectively, of Eaton Vance and BMR. Eaton Vance has engaged Parametric Portfolio Associates LLC("Parametric" or the
"Sub-Adviser") to serve as sub-adviser to the Fund to provide advice on and execution of the construction of the Fund's equity portfolio and options strategy, pursuant to an investment sub-advisory agreement (the "Sub-Advisory Agreement") among the Fund, the Adviser and Parametric.

         [INDEPENDENT TRUSTEE INFORMATION IN REQUIRED TABULAR FORMAT TO BE ADDED BY AMENDMENT UPON ELECTION OF FULL BOARD OF TRUSTEES.]


                                                                                     NUMBER OF
                                                                                   PORTFOLIOS IN
                                        TERM OF OFFICE                              FUND COMPLEX         OTHER
NAME AND                 POSITION(S)      AND LENGTH    PRINCIPAL OCCUPATION(S)      OVERSEEN BY     DIRECTORSHIPS
DATE OF BIRTH           WITH THE FUND     OF SERVICE    DURING PAST FIVE YEARS        TRUSTEE(1)         HELD
-------------------------------------------------------------------------------------------------------------------

TRUSTEES
James B. Hawkes         Trustee and     Since 11/__/04  Chairman,  President  and        195        Director of EVC
11/9/41               Vice President                    Chief  Executive  Officer
                                                        of BMR, Eaton Vance,  EVC
                                                        and EV;  Director  of EV;
                                                        Vice     President    and
                                                        Director of EVD.  Trustee
                                                        and/or   officer  of  195
                                                        registered     investment
                                                        companies  in  the  Eaton
                                                        Vance Fund  Complex.  Mr.
                                                        Hawkes  is an  interested
                                                        person   because  of  his
                                                        positions    with    BMR,
                                                        Eaton Vance,  EVC and EV,
                                                        which are  affiliates  of
                                                        the Fund.

Alan R. Dynner          Trustee and     Since 11/__/04  Vice President, Secretary        195        None
10/10/40                Secretary                       And Chief Legal  Officer
                                                        of  BMR,   Eaton  Vance,
                                                        EVD, EV and EVC. Officer
                                                        of    195     registered
                                                        investment     companies
                                                        managed  by Eaton  Vance
                                                        or BMR

___________________________________________________________________________________
(1) INCLUDES BOTH MASTER AND FEEDER FUNDS IN MASTER-FEEDER STRUCTURE.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                                      TERM OF OFFICE
                                   POSITION(S)          AND LENGTH
  NAME AND DATE OF BIRTH          WITH THE FUND         OF SERVICE         PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
--------------------------       ---------------      --------------      ----------------------------------------------
Duncan W. Richardson              President and       Since 11/__/04      Senior Vice President and Chief Equity Investment Officer
10/26/57                          Chief Executive                         of  Eaton   Vance  and  BMR.   Officer  of  44  registered
                                  Officer                                 investment  companies managed by Eaton
Vance or BMR.

Thomas E. Faust Jr.               Vice President      Since 11/__/04      Executive Vice  President of Eaton Vance, BMR, EVC and EV;
5/31/58                                                                   Chief  Investment Officer  of  Eaton  Vance  and  BMR  and
                                                                          Director of EVC. Chief Executive Officer of Belair Capital
                                                                          Fund LLC,  Belcrest  Capital Fund LLC, Belmar Capital Fund
                                                                          LLC; Belport Capital Fund LLC and Belrose Capital Fund LLC
                                                                          (private  investment  companies sponsored by Eaton Vance).
                                                                          Officer of 58 registered  investment  companies managed by
                                                                          Eaton Vance or BMR.

James L. O'Connor                 Treasurer           Since 11/__/04      Vice President of BMR, Eaton Vance and EVD. Officer of 116
4/1/45                                                                    registered  investment companies managed by Eaton Vance or
                                                                          BMR.

Alan R. Dynner                    Secretary           Since 11/__/04      Vice  President, Secretary and Chief Legal Officer of BMR,
10/10/40                                                                  Eaton  Vance, EVD, EV and EVC.  Officer of 195  registered investment companies managed by Eaton Vance or BMR.

[The Board of Trustees of the Fund has several standing Committees, including the Governance Committee, the Audit Committee, and the Special Committee. Each such Committee is comprised of only noninterested Trustees.]

[The Governance Committee of the Board of Trustees of the Fund is comprised of the non-interested Trustees. [ ] currently serves as chairperson of the Governance Committee. The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board of Trustees with respect to the structure, membership and operation of the Board of Trustees and the Committees thereof, including the nomination and selection of non-interested Trustees and the compensation of non-interested Trustees.]

[The Governance Committee will, when a vacancy exists or is anticipated, consider any nominee for noninterested Trustee recommended by a shareholder if such recommendation is submitted to the Governance Committee, contains sufficient background information concerning the candidate and is received in a sufficiently timely manner.

Messrs. [ ] (Chairman), [ ] and [ ] and [ ] are members of the Audit Committee of the Board of Trustees of the Fund. The Board of Trustees has designated Messrs. [ ], [ ] and [ ], each a non-interested Trustee, as audit committee financial experts. The Audit Committee's purposes are to (i) oversee the Fund's accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers; (ii) oversee or, as appropriate, assist Board oversight of the quality and integrity of the Fund's financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits; (iv) approve prior to appointment the engagement and, when appropriate, replacement of the independent registered public accounting firm, and, if applicable, nominate the independent registered public accounting firm to be proposed for shareholder ratification in any proxy statement of the Fund; (v) evaluate the qualifications, independence and performance of the independent registered public accounting firm and the audit partner in charge of leading the audit; and (vi) prepare, as necessary, audit committee reports consistent with the requirements of Rule 306 of Regulation S-K for inclusion in the proxy statement of the Fund.

Messrs.  [ ]  (Chairman),  [ ], [ ], [ ] and [ ] are  currently  members  of the
Special Committee of the Board of Trustees of the Fund. The purposes of the Special Committee are to consider, evaluate and make recommendations to the Board of Trustees concerning the following matters: (i) contractual arrangements with each service provider to the Fund, including advisory, sub-advisory, transfer agency, custodial and fund accounting, distribution services and administrative services; (ii) any and all other matters in which any of the Fund service providers (including Eaton Vance or any affiliated entity thereof) has an actual or potential conflict of interest with the interests of the Fund, or investors therein; and (iii) any other matter appropriate for review by the non-interested Trustees, unless the matter is within the responsibilities of the Audit Committee or the Governance Committee of the Fund.

As of the date of this SAI, the Governance Committee has [ ] times, the Audit Committee and Special Committee have met [ ] times.

[When considering approval of the Advisory Agreement between the Fund and the Adviser, and the Sub-Advisory Agreement between the Adviser and Parametric, the Special Committee considered, among other things, the following:

  > A report comparing the fees and expenses of the Fund and certain profitability analyses prepared by Eaton Vance and Parametric;

  >   Information on the relevant peer group(s) of funds;

  > The economic outlook and the general investment outlook in the relevant investment markets;

  > Eaton Vance's and Parametric's results and financial condition and the overall organization of the Adviser and the Sub-Adviser;

  >   Arrangements regarding the distribution of Fund shares;

  >   The procedures used to determine the fair value of the Fund's assets;

  > The allocation of brokerage and the benefits received by the Adviser as the result of brokerage allocation; including allocations to soft dollar brokerage and allocations to firms that sell Eaton Vance fund shares;

  >   Eaton  Vance's   management  of  the  relationship   with  the  custodian,
      subcustodians and fund accountants;

  > The resources devoted to Eaton Vance's compliance efforts undertaken on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;

  >   Parametric's compliance efforts with respect to the accounts it manages;

  > The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates and of Parametric;

  > The terms of the Advisory Agreement and the Sub-Advisory Agreement, and the reasonableness and appropriateness of the particular fee paid by the Fund for the services described therein;

  > Operating expenses (including transfer agency expenses) to be paid to third parties; and

  >   Information   to  be  provided   to   investors,   including   the  Fund's
      shareholders.]

[In evaluating the Advisory Agreement between the Fund and Eaton Vance, and the Sub-Advisory Agreement between the Adviser and Parametric, the Special Committee reviewed material furnished by Eaton Vance and Parametric at the initial Board meeting held on [ ], 2004, including the above referenced considerations and information relating to the education, experience and number of investment professionals and other personnel who would provide services under the Advisory Agreement and under the Sub-Advisory Agreement. The Special Committee also took into account the time and attention to be devoted by senior management to the Fund and the other funds in the complex. The Special Committee evaluated the level of skill required to manage the Fund and concluded that the human resources available at Eaton Vance were appropriate to fulfill effectively the duties of the Adviser on behalf of the Fund. The Special Committee also considered the business reputation of the Adviser, its financial resources and professional liability insurance coverage and concluded that Eaton Vance would be able to meet any reasonably foreseeable obligations under the Advisory Agreement. The Special Committee also considered the business reputation of Parametric and its options strategy and its past experience in implementing this strategy.]

[The Special Committee received information concerning the investment philosophy and investment process to be applied by Eaton Vance and Parametric in managing the Fund. In this regard, the Special Committee considered Eaton Vance's in-house research capabilities as well as other resources available to Eaton

Vance personnel, including research services that may be available to Eaton Vance as a result of securities transactions effected for the Fund and other investment advisory clients. The Special Committee concluded that Eaton Vance's and Parametric's investment process, research capabilities and philosophy were well suited to the Fund, given the Fund's investment objective and policies.]

[In addition to the factors mentioned above, the Special Committee also reviewed the level of the Adviser's profits in respect of the management of the Eaton Vance funds, including the Fund. The Special Committee considered the other profits realized by Eaton Vance and its affiliates in connection with the operation of the Fund. The Special Committee also considered profit margins of Eaton Vance in comparison with available industry data. In addition, the Special Committee considered the fiduciary duty assumed by the Adviser in connection with the service rendered to the Fund and the business reputation of the Adviser, its financial resources and its professional liability insurance coverage. In evaluating the fees to be paid to Parametric, the Special Committee considered and discussed fees paid to other investment sub-advisers in similar circumstances, as well as fees charged by Parametric to other clients.]

[The Special Committee did not consider any single factor as controlling in determining whether or not to approve the Advisory Agreement and the Sub-Advisory Agreement. Nor are the items described herein all encompassing of the matters considered by the Special Committee. In assessing the information provided by Eaton Vance and its affiliates and Parametric, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is part of a large family of funds which provides a large variety of shareholder services.]

[Based on its consideration of all factors that it deemed material and assisted by the advice of its independent counsel, the Special Committee concluded that the approval of the Advisory Agreement and the Sub-Advisory Agreement, including the fee structure (described herein) is in the interests of shareholders. The Special Committee also considered that the Adviser would enter into a Shareholder Services Agreement with [ ], whereby the Adviser (and not the Fund) would pay [ ] to provide upon request certain market data and reports to support shareholder services pursuant to the agreement.]

SHARE OWNERSHIP

The following table shows the dollar range of equity securities beneficially owned by each Trustee in the Fund and all Eaton Vance Funds overseen by the Trustee as of December 31, 200[4].

                                                                     AGGREGATE DOLLAR RANGE OF EQUITY
                                                   DOLLAR RANGE OF   SECURITIES OWNED IN ALL REGISTERED
                                                  EQUITY SECURITIES  FUNDS OVERSEEN BY TRUSTEE IN THE
NAME OF TRUSTEE                                   OWNED IN THE FUND      EATON VANCE FUND COMPLEX
---------------
INTERESTED TRUSTEE

NON-INTERESTED TRUSTEES


[As of December 31, 2003, no noninterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of EVC, EVD, Parametric or any person controlling, controlled by or under common control with EVC, EVD or Parametric.

[During the calendar years ended December 31, 200[3] and December 31, 200[4], no non-interested Trustee (or their immediate family members) had:

1. Any direct or indirect interest in Eaton Vance, EVC, EVD, Parametric or any person controlling, controlled by or under common control with EVC, EVD or Parametric;

2. Any direct or indirect material interest in any transaction or series of similar transactions with (i) the Fund; (ii) another fund managed by EVC or Parametric, distributed by EVD or a person controlling, controlled by or under common control with EVC, EVD or Parametric; (iii) EVC, EVD or Parametric; (iv) a person controlling, controlled by or under common control with EVC, EVD or Parametric; or (v) an officer of any of the above; or

3. Any direct or indirect relationship with (i) the Fund; (ii) another fund managed by EVC or Parametric, distributed by EVD or a person controlling, controlled by or under common control with EVC, EVD or Parametric; (iii) EVC, EVD or Parametric; (iv) a person controlling, controlled by or under common control with EVC, EVD or Parametric; or (v) an officer of any of the above.]

[During the calendar years ended December 31, 200[3] and December 31, 200[4], no officer of EVC, EVD, Parametric or any person controlling, controlled by or under common control with EVC, EVD or Parametric served on the Board of Directors of a company where a noninterested Trustee of the Fund or any of their immediate family members served as an officer.]

[Trustees of the Fund who are not affiliated with the Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Trustees' Plan"). Under the Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by the Fund in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Trustees' Plan will have a negligible effect on the Fund's assets, liabilities, and net income per share, and will not obligate the Fund to retain the services of any Trustee or obligate the Fund to pay any particular level of compensation to the Trustee. The Fund does not have a retirement plan for its Trustees.]

The fees and expenses of the Trustees of the Fund are paid by the Fund. (A Trustee of the Fund who is a member of the Eaton Vance organization receives no compensation from the Fund.) For the Fund's fiscal year ending [MONTH] [DAY], 200[5], it is anticipated that the Trustees of the Fund will earn the following compensation in their capacities as Trustees. For the year ended December 31, 200[4], the Trustees earned the compensation set forth below in their capacities as Trustees from the funds in the Eaton Vance fund complex(1).


SOURCE OF COMPENSATION
Fund*.............................................................
Fund Complex......................................................
__________

 *      ESTIMATED

(1) AS OF [ ], 2004, THE EATON VANCE FUND COMPLEX CONSISTED OF [ ] REGISTERED INVESTMENT COMPANIES OR SERIES THEREOF.

(2) INCLUDES $[ ] OF DEFERRED COMPENSATION. (3) INCLUDES $[ ] OF DEFERRED COMPENSATION.

PROXY VOTING POLICY. The Fund is subject to the Eaton Vance Funds Proxy Voting Policy and Procedures (the "Fund Policy"), pursuant to which the Trustees have delegated proxy voting responsibility to the Adviser and adopted the Adviser's proxy voting policies and procedures (the "Policies") which are described below. The Trustees will review the Fund's proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund's shareholders and the Adviser or any of its affiliates or any affiliate of the Fund, the Adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board of the Fund, except as contemplated under the Fund Policy. The Board's Special Committee will instruct the Adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company's management to its shareholders and to align the interests of management with those shareholders. The Adviser will generally support company management on proposals relating to environmental and social policy issues, on matters regarding the state of organization of the company and routine matters related to corporate administration which are not expected to have a significant economic impact on the company or its shareholders. On all other matters, the Adviser will review each matter on a case-by-case basis and reserves the right to deviate from the Policies' guidelines when it believes the situation warrants such a deviation. The Policies include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses. The Adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote.

In addition, the Adviser will monitor situations that may result in a conflict of interest between the Fund's shareholders and the Adviser or any of its affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The Adviser's personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to members of senior management of the Adviser identified in the Policies. Such members of senior management will determine if a conflict exists. If a conflict does exist, the proxy will either be voted strictly in accordance with the Policies or the Adviser will seek instruction on how to vote from the Special Committee. Information on how the Fund voted proxies relating to portfolio securities during the 12 month period ended June 30, 2005 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the

Securities and Exchange Commission's website at http://www.sec.gov.

Investment advisory and other services

THE INVESTMENT ADVISER. Eaton Vance, its affiliates and its predecessor companies have been managing assets of individuals and institutions since 1924 and of investment companies since 1931. They maintain a large staff of experienced fixed-income, senior loan and equity investment professionals to service the needs of their clients. The equity group covers stocks ranging from blue chip to emerging growth companies. Eaton Vance and its affiliates act as adviser to a family of mutual funds, and individual and various institutional accounts. The fixed-income group focuses on all kinds of taxable investment-grade and high-yield securities, tax-exempt investment-grade and high-yield securities, and U.S. government securities. The senior loan group focuses on senior floating rate loans, unsecured loans and other floating rate debt securities such as notes, bonds and asset backed securities, including corporations, hospitals, retirement plans, universities, foundations and trusts.

The Fund will be responsible for all of its costs and expenses not expressly stated to be payable by Eaton Vance under the Advisory Agreement or
Administration Agreement. Such costs and expenses to be borne by the Fund include, without limitation: custody and transfer agency fees and expenses, including those incurred for determining net asset value and keeping accounting books and records; expenses of pricing and valuation services; the cost of share certificates; membership dues in investment company organizations; expenses of acquiring, holding and disposing of securities and other investments; fees and expenses of registering under the securities laws, stock exchange listing fees and governmental fees; rating agency fees and preferred share remarketing expenses; expenses of reports to shareholders, proxy statements and other expenses of shareholders' meetings; insurance premiums; printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; compensation and expenses of Trustees not affiliated with Eaton Vance; expenses of conducting repurchase offers for the purpose of repurchasing Fund shares; and investment advisory and administration fees. The Fund will also bear expenses incurred in connection with any litigation in which the Fund is a party and any legal obligation to indemnify its officers and Trustees with respect thereto, to the extent not covered by insurance.

The Advisory Agreement with the Adviser continues in effect to [ ], 200[ ] and from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Fund or of the Adviser cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Fund or by vote of a majority of the outstanding Shares of the Fund. The Fund's Administration Agreement continues in effect from year to year so long as such continuance is approved at least annually by the vote of a majority of the Fund's Trustees. Each agreement may be terminated at any time without penalty on sixty (60) days' written notice by the Trustees of the Fund or Eaton Vance, as applicable, or by vote of the majority of the outstanding shares of the Fund. Each agreement will terminate automatically in the event of its assignment. Each agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Fund under such agreements on the part of Eaton Vance, Eaton Vance shall not be liable to the Fund for any loss incurred, to the extent not covered by insurance.

The Advisory Agreement provides that Eaton Vance may engage one or more investment sub-advisers to assist with some or all aspects of the management of the Fund's investments subject to such approvals as are required under the 1940 Act. Pursuant to these provisions, Eaton Vance has engaged Parametric as a sub-adviser to provide assistance with the development, implementation and execution of the Fund's options strategy. The Advisory Agreement provides that Eaton Vance may terminate any sub-advisory agreement entered into and directly assume any functions performed by the sub-adviser, upon approval of the Board of Trustees, without the need for approval of the shareholders of the Fund.

Eaton Vance is a business trust organized under Massachusetts law. EV serves as trustee of Eaton Vance. Eaton Vance and EV are subsidiaries of EVC, a Maryland corporation and publicly-held holding company. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are James B. Hawkes, John G. L.
Cabot, Thomas E. Faust Jr., Leo I. Higdon, Jr., John M. Nelson, Vincent M. O'Reilly, William H. Smith, Jr., and Ralph Z. Sorenson. All shares of the outstanding Voting Common Stock of EVC are deposited in a voting trust, the voting trustees of which are Messrs. Hawkes, Faust, Jeffrey P. Beale, Alan R. Dynner, Thomas J. Fetter, Scott H. Page, Duncan W. Richardson, William M. Steul, Payson F. Swaffield, Michael W. Weilheimer and Wharton P. Whitaker (all of whom are officers of Eaton Vance). The voting trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said voting trust are owned by certain of the officers of BMR and Eaton Vance who are also officers, or officers and Directors of EVC and EV. As indicated under "Trustees and officers", all of the officers of the Fund (as well as Mr. Hawkes who is also a Trustee) hold positions in the Eaton Vance organization.

EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including the custodian of the Fund, IBT. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund and such banks.

THE SUB-ADVISER. Parametric acts as the Fund's investment sub-adviser and provides advice on and execution of the Fund's equity portfolio and options strategy pursuant to a sub-advisory agreement between the Adviser and Parametric (the "Sub-Advisory Agreement"). The Sub-Adviser's principal office is located at 1151 Fairview Avenue North, Seattle, WA 981209. Parametric was founded in 1987. In September of 2003, Eaton Vance Corp, the parent company of Eaton Vance, acquired an 80% interest in the firm with the remaining 20% owned primarily by Parametric employees. Parametric specializes in managing broadly diversified, risk controlled and tax-efficient portfolios for institutional, high net worth investors and investment company clients and their advisers. Parametric managed approximately $[ ] billion in assets as of [October 31], 2004..

Under the terms of the Sub-Advisory Agreement, Parametric provides advice and assistance with the development, implementation and execution of the Fund's options strategy, all subject to the supervision and direction of the Fund's Board of Trustees and the Adviser. For services rendered by Parametric under the Sub-Advisory Agreement, Eaton Vance pays Parametric a fee, payable monthly, in an annual amount equal to [ ]% of the average daily gross assets of the Fund.

The Sub-Advisory Agreement continues until [ ], 2006 and from year to year thereafter if approved annually (i) by the Fund's Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either the Adviser, by the Fund's Board of Trustees or by a vote of a majority (as defined in the 1940 Act) of the Fund's outstanding shares or by Parametric upon 3 months notice. As discussed above, Eaton Vance may terminate the Sub-Advisory Agreement and directly assume responsibility for the services provided by Parametric upon approval by the Board of Trustees without the need for approval of the shareholders of the Fund.

The Sub-Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Parametric is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund.

CODES OF ETHICS

The Adviser, Parametric and the Fund have adopted Codes of Ethics governing personal securities transactions. Under the Codes of Ethics, Eaton Vance and Parametric employees may purchase and sell securities (including securities held or eligible for purchase by the Fund) subject to certain pre-clearance and reporting requirements and other procedures.

The Codes of Ethics can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC's Internet site (http://www.sec.gov); or, upon payment of copying fees, by writing the SEC's public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

INVESTMENT ADVISORY SERVICES

Under the general supervision of the Fund's Board of Trustees, Eaton Vance will carry out the investment and reinvestment of the assets of the Fund, will furnish continuously an investment program with respect to the Fund, will determine which securities should be purchased, sold or exchanged, and will implement such determinations. Eaton Vance will furnish to the Fund investment advice and provide related office facilities and personnel for servicing the investments of the Fund. Eaton Vance will compensate all Trustees and officers of the Fund who are members of the Eaton Vance organization and who render investment services to the Fund, and will also compensate all other Eaton Vance personnel who provide research and investment services to the Fund.

ADMINISTRATIVE SERVICES

Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Fund, subject to the supervision of the Fund's Board of Trustees. Eaton Vance will furnish to the Fund all office facilities, equipment and personnel for administering the affairs of the Fund. Eaton Vance will compensate all Trustees and officers of the Fund who are members of the Eaton

Vance organization and who render executive and administrative services to the Fund, and will also compensate all other Eaton Vance personnel who perform management and administrative services for the Fund. Eaton Vance's administrative services include recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Fund's custodian and transfer agent, providing assistance in connection with the Trustees' and shareholders' meetings, providing services in connection with repurchase offers, if any, and other administrative services necessary to conduct the Fund's business.

Determination of net asset value

The net asset value per share of the Fund is determined no less frequently than daily, on each day that the New York Stock Exchange (the "Exchange") is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). The Fund's net asset value per share is determined by IBT, in the manner authorized by the Trustees of the Fund. Net asset value is computed by dividing the value of the Fund's total assets, less its liabilities by the number of shares outstanding.

The Trustees of the Fund have established the following procedures for fair valuation of the Fund's assets under normal market conditions. Marketable securities listed on foreign or U.S. securities exchanges generally are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and asked prices therefor on the exchange where such securities are principally traded (such prices may not be used, however, where an active over-the-counter market in an exchange listed security better reflects current market value). Marketable securities listed in the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. An option is valued at the last sale price as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, at the mean between the last bid and asked prices. When the Fund writes a call option it records the premium as an asset and equivalent liability and thereafter adjusts the liability to the market value of the option determined in accordance with the preceding sentence.

The Adviser and the Valuation Committee may implement new pricing methodologies or expand mark-to-market valuation of debt securities whose market prices are not readily available in the future, which may result in a change in the Fund's net asset value per share. The Fund's net asset value per share will also be affected by fair value pricing decisions and by changes in the market for such debt securities. In determining the fair value of a debt security, the Adviser will consider relevant factors, data, and information, including: (i) the characteristics of and fundamental analytical data relating to the debt security, including the cost, size, current interest rate, period until next interest rate reset, maturity and base lending rate of the debt security, the terms and conditions of the debt security and any related agreements, and the position of the debt security in the borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Fund's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the borrower, based on an evaluation of its financial condition, financial statements and information about the borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the debt security, including price quotations for and trading in the debt security and interests in similar debt securities and the market environment and investor attitudes towards the debt security and interests in similar debt securities;
(v) the experience, reputation, stability and financial condition of the agent and any intermediate participants in the debt security; and (vi) general economic and market conditions affecting the fair value of the debt security. The fair value of each debt security is reviewed and approved by the Adviser's Valuation Committee and the Fund's Trustees.

Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services at the mean between the latest available bid and asked prices. OTC options are valued at the mean between the bid and asked prices provided by dealers. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Short-term obligations having remaining maturities of less than 60 days are valued at amortized cost, which approximates value, unless the Trustees determine that under particular circumstances such method does not result in fair value. As authorized by the Trustees, debt securities (other than short-term obligations) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. Securities for which there is no such quotation or valuation and all other assets are valued at fair value as determined in good faith by or at the direction of the Fund's Trustees considering relevant factors, data and information, including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

All other securities are valued at fair value as determined in good faith by or at the direction of the Trustees.

The daily valuation of foreign equity securities held by the Fund generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the Exchange. The Fund may rely on an independent fair valuation service in making any such adjustment. Foreign securities held by the Fund will be valued in U.S. dollars; such values will be computed by the custodian based on foreign currency exchange rate quotations supplied by an independent quotation service.

Portfolio trading

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by Eaton Vance, the Fund's Adviser or, Parametric as the Sub-Adviser. As used below, "Adviser" refers to Eaton Vance and Parametric, as applicable. The Adviser is also responsible for the execution of transactions for all other accounts managed by it. The Adviser places the portfolio security transactions for execution with many firms. The Adviser uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous to the Fund and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the executing firm's services, the value of the brokerage and research services provided, the responsiveness of the firm to the Adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any.

Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer.
Transactions in foreign securities often involve the payment of brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid or received usually includes an undisclosed dealer markup or markdown. In an underwritten offering the price paid often includes a disclosed fixed commission or discount retained by the underwriter or dealer.

Although spreads or commissions paid on portfolio security transactions will, in the judgment of the Adviser, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Adviser's clients in part for providing brokerage and research services to the Adviser.

As authorized in Section 28(e) of the Securities Exchange Act of 1934, as amended, a broker or dealer who executes a portfolio transaction on behalf of the Fund may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of that particular transaction or on the basis of overall responsibilities which the Adviser and its affiliates have for accounts over which they exercise investment discretion. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms which execute portfolio transactions for the clients of such advisers and from affiliates of executing broker-dealers. Advisers also commonly receive Research Services from research providers that are not affiliated with an executing broker-dealer, but which have entered into payment arrangements involving an executing broker-dealer ("Third Party Research Services"). Under a typical Third Party Research Services payment arrangement, the research provider agrees to provide services to an Adviser in exchange for specified payments to the research provider by a broker-dealer that executes portfolio transactions for clients of the Adviser. The Adviser and the executing broker-dealer enter into a related agreement specifying the amount of brokerage business the Adviser will direct to the executing broker-dealer to offset payments made by the executing broker-dealer for Third Party Research Services received by the Adviser. For example, the Adviser may agree to direct brokerage business generating $45,000 in commissions on portfolio transactions to a broker-dealer firm as consideration for the executing broker-dealer making payments of $30,000 to a provider of Third Party Research Services. The ratio of the commissions to be paid to an executing broker-dealer as consideration for Third Party Research Services over the cost borne by the executing broker-dealer in connection with providing such services to the Adviser is referred to herein as the "Third Party Research Services Payment Ratio."

Consistent with the foregoing practices, the Adviser receives Research Services from many broker-dealer firms with which the Adviser places the Fund's transactions and from third parties with which these broker-dealers have arrangements. The Fund and the Adviser may also receive Research Services from underwriters and dealers in fixed-price offerings, which Research Services are reviewed and evaluated by the Adviser in connection with its investment responsibilities.

These Research Services include such matters as general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, proxy voting data and analysis services, technical analysis of various aspects of the securities market, recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, databases and services. Any particular Research Service obtained through a broker-dealer may be used by the Adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to the Adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid by the Fund is not reduced because the Adviser receives such Research Services. The Adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the Adviser believes are useful or of value to it in rendering investment advisory services to its clients.

In the event that the Adviser executes Fund securities transactions with a broker-dealer and the associated commission is consideration for Third Party Research Services (as described above), the Adviser has agreed to reduce the advisory fee payable by the Fund by an amount equal to the commission payment associated with the transaction divided by the applicable Third Party Research Services Payment Ratio.

Some executing broker-dealers develop and make available directly to their brokerage customers proprietary Research Services ("Proprietary Research Services"). As a general matter, broker-dealers bundle the cost of Proprietary Research Services with trade execution services rather than charging separately for each. In such circumstances, the cost or other value of the Proprietary Research Services cannot be determined. The advisory fee paid by the Fund will not be reduced in connection with the receipt of Proprietary Research Services by the Adviser.

The investment companies sponsored by the Adviser or its affiliates may allocate brokerage commissions to acquire information relating to the performance, fees and expenses of such companies and other mutual funds, which information is used by the Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided by various entities, including the Adviser. Such companies may also pay cash for such information.

Subject to the requirement that the Adviser shall use its best efforts to seek and execute Fund security transactions at advantageous prices and at reasonably competitive spreads or commission rates, the Adviser is authorized to consider as a factor in the selection of any broker-dealer firm with whom fund orders may be placed the fact that such firm has sold or is selling Fund shares or shares of other investment companies sponsored by the Adviser or its affiliates. This policy is not inconsistent with a rule of the NASD, which rule provides that no firm which is a member of the NASD shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.

The Fund and the Adviser may also receive Research Services from underwriters and dealers in fixed-price offerings, which Research Services are reviewed and evaluated by the Adviser in connection with its investment responsibilities. The investment companies sponsored by the Adviser or its affiliates may allocate trades in such offerings to acquire information relating to the performance, fees and expenses of such companies and other mutual funds, which information is used by the Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided by various entities, including the Adviser, to such companies. Such companies may also pay cash for such information.

Securities considered as investments for the Fund may also be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of such other accounts simultaneously, the Adviser will allocate the security transactions (including "hot" issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the Adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Trustees of the Fund that the benefits from the Adviser's organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

Taxes

The following discussion of federal income tax matters is based on the advice of Kirkpatrick & Lockhart LLP, counsel to the Fund. The Fund intends to elect to be treated and to qualify each year as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any federal income or excise tax. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

In order to avoid incurring a nondeductible 4% federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98% of its capital gain net income (which is the excess of its realized net long-term capital gain over its realized net short-term capital loss), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, and (iii) 100% of any ordinary income and capital gain net income from the prior year (as previously computed) that were not paid out during such year and on which the Fund paid no federal income tax. Under current law, provided that the Fund qualifies as a RIC for federal income tax purposes, the Fund should not be liable for any income, corporate excise or franchise tax in The Commonwealth of Massachusetts.

If the Fund does not qualify as a RIC for any taxable year, the Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

The taxation of equity options that the Fund expects to write is governed by Code Section 1234. Pursuant to Code Section 1234, the premium received by the Fund for selling a call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security and any resulting gain or loss will be long-term or short-term, depending upon the holding period of the security. With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period for the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period for the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss. Because the Fund does not have control over the exercise of the call options it writes, such exercise or other required sales of the underlying securities may cause the Fund to realize capital gains or losses at inopportune times.

Under the "Jobs and Growth Tax Relief Reconciliation Act of 2003" (the "Tax Act"), certain income distributions paid by the Fund (whether paid in cash or reinvested in additional Fund Shares) to individual taxpayers are taxed at rates applicable to net long-term capital gains (15%, or 5% for individuals in the 10% or 15% tax brackets). This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the Common Shareholder and the dividends are attributable to qualified dividend income received by the Fund itself. For this purpose, "qualified dividend income" means dividends received by the Fund from United States corporations and "qualified foreign corporations," provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. These special rules relating to the taxation of ordinary income dividends paid by RICs generally apply to taxable years beginning after December 31, 2002 and beginning before January 1, 2009. Thereafter, the Fund's dividends, other than capital gain dividends, will be fully taxable at ordinary income tax rates unless further Congressional action is taken. There can be no assurance as to what portion of the Fund's dividend distributions will qualify for favorable treatment under the Tax Act.

The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The benefits of the reduced tax rates applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

The Fund's investment in zero coupon, payment in kind and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be accrued daily by the Fund and, in order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash so that the Fund may make required distributions to its shareholders.

Investments in lower rated or unrated securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto. The Code is not entirely clear regarding the federal income tax consequences of the Fund's taking certain positions in connection with ownership of such distressed securities.

Any recognized gain or income attributable to market discount on long-term debt obligations (i.e., obligations with a term of more than one year except to the extent of a portion of the discount attributable to original issue discount) purchased by the Fund is taxable as ordinary income. A long-term debt obligation is generally treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion.

The Fund's transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (I.E., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (I.E., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the 98% distribution requirement for avoiding excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any futures contract, option or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a regulated investment company.

In particular, the Fund expects to write call options with respect to certain securities held by the Fund. Depending on whether such options are exercised or lapse, or whether the securities or options are sold, the existence of these options will affect the amount and timing of the recognition of income and whether the income qualifies as long-term capital gain.

Further, the Fund's transactions in options are subject to special and complex federal income tax provisions that may, among other things, (i) convert dividends that would otherwise constitute qualified dividend income into short-term capital gain or ordinary income taxed at the higher rate applicable to ordinary income, (ii) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment,
(iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gain into short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited) and (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash.

Any loss realized upon the sale or exchange of Fund shares with a holding period of six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received with respect to such shares. In addition, all or a portion of a loss realized on a sale or other disposition of Fund shares may be disallowed under "wash sale" rules to the extent the shareholder acquires other shares of the same Fund (whether through the reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Common
Shares. Any disallowed loss will result in an adjustment to the shareholder's tax basis in some or all of the other shares acquired.

Sales charges paid upon a purchase of shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund) pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder's tax basis in some or all of any other shares acquired.

Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses. Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the non-deductible 4% federal excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.

Dividends and interest received, and gains realized, by the Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively "foreign taxes") that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign issuers, the Fund will be eligible to, and may, file an election with the Internal Revenue Service (the "Service") that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by such shareholder, a proportionate share of those taxes, (2) would be required to treat such share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as such shareholder's own income from those sources, and (3) could either deduct the foreign taxes deemed paid in computing taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against federal income tax. The Fund will report to its shareholders shortly after each taxable year their respective shares of foreign taxes paid and the income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election. An individual who has no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the complicated foreign tax credit limitation, in which event such individual would be able to claim a foreign tax credit without needing to file the detailed Form 1116 that otherwise is required.

The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain from disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain--which it may have to distribute to satisfy the distribution requirement and avoid imposition of the excise tax--even if the QEF does not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

The Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains (reduced by any prior deductions) with respect to that stock included by the Fund for prior taxable years under the election. The Fund's adjusted basis in each PFIC's stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number ("TIN") and certain certifications required by the Service as well as shareholders with respect to whom the Fund has received certain information from the Service or a broker may be subject to "backup" withholding of federal income tax arising from the Fund's taxable dividends and other distributions as well as the gross proceeds of sales of shares, at a rate of 28% for amounts paid during 2004. An individual's TIN is generally his or her social security number. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's federal income tax liability, if any, provided that the required information is furnished to the Service.

The foregoing briefly summarizes some of the important federal income tax consequences to Common Shareholders of investing in Common Shares, reflects the federal tax law as of the date of this Statement of Additional Information, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. Unless otherwise noted, this discussion assumes that an investor is a U.S. shareholder and holds Common Shares as a capital asset. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations by the courts or the Service retroactively or prospectively. Investors should consult their tax advisors regarding other federal, state or local tax considerations that may be applicable to their particular circumstances, as well as any proposed tax law changes.

Other information

The Fund is an organization of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, in certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with the Fund property or the acts, obligations or affairs of the Fund. The Declaration of Trust in coordination with the Fund's By-laws also provides for indemnification out of the Fund property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself is unable to meet its obligations. The Fund has been advised by its counsel that the risk of any shareholder incurring any liability for the obligations of the Fund is remote.

The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to the Fund or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Voting rights are not cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Trustees.

The Declaration of Trust provides that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Fund's custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that the Trustees of the Fund shall promptly call a meeting of the shareholders for the purpose of voting upon a question of removal of any such Trustee or Trustees when requested in writing to do so by the record holders of not less than 10 per centum of the outstanding shares.

The Fund's Prospectus and this SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its Rules and Regulations.

Independent registered public accounting firm

[      ], [      ], [      ] are  the  independent registered  public accounting
firm for the Fund, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM REPORT

[TO BE ADDED BY AMENDMENT]

Eaton Vance Tax-Managed BuyWrite Income Fund

STATEMENT OF ASSETS AND LIABILITIES
[        ], 200[5]

ASSETS
  Cash................................................................. $
  Offering costs.......................................................
  Receivable from Adviser.............................................. _______
  Total assets......................................................... $______
LIABILITIES
  Accrued offering costs............................................... $
  Accrued organizational costs.........................................
  Total liabilities.................................................... $______
Net assets applicable to [        ] common shares of beneficial
 interest issued and outstanding....................................... $______
NET ASSET VALUE AND OFFERING PRICE PER SHARE........................... $______

STATEMENT OF OPERATIONS
PERIOD FROM [      ], 2004 (DATE OF ORGANIZATION) THROUGH [         ], 200[5]

INVESTMENT INCOME...................................................... $   --
EXPENSES                                                                 ------
  Organization costs................................................... $______
  Expense reimbursement................................................ (______)
   Net expenses........................................................ $   --
NET INVESTMENT INCOME.................................................. $   --

                       See notes to financial statements.

Notes to financial statements

NOTE 1:  ORGANIZATION

The Eaton Vance Tax-Managed BuyWrite Income Fund (the "Fund") was organized as a Massachusetts business trust on [ ], 2004, and has been inactive since that date except for matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the sale of [ ] common shares to Eaton Vance Management, the Fund's Investment Adviser.

Eaton  Vance  Management,   or  an  affiliate,   has  agreed  to  reimburse  all
organizational costs, estimated at approximately $[ ].

Eaton Vance Management, or an affiliate, has agreed to pay all offering costs (other than sales loads) that exceed $0.04 per common share. Based on an offering size of $[ ] the Fund has estimated the cost of the offering to be approximately $[ ] all of which would be paid by the Fund. Any amount in excess of $[ ] would be paid by Eaton Vance Management.

The Fund's primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation. The Fund will pursue its investment objectives by investing primarily in a portfolio of common stocks, seeking to substantially replicate the price movements of the S&P 500 Composite Stock Price Index ("S&P 500"). Under normal market conditions, the Fund will seek to generate current earnings from option premiums by selling index call options on the S&P 500. In managing its common stock investments and index call option strategy, the Fund will employ various techniques seeking to optimize the federal income tax consequences to common shareholders of investing in the Fund. There can be no assurance that the Fund will achieve its investment objectives.

NOTE 2:  ACCOUNTING POLICIES

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results may differ from those estimates.

The Fund's share of offering costs will be recorded within paid in capital as a reduction of the proceeds from the sale of common shares upon the commencement of Fund operations. The offering costs reflected above assume the sale of [ ] common shares.

NOTE 3:  INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an investment advisory agreement between the Adviser and the Fund, the Fund has agreed to pay an investment advisory fee, payable on a monthly basis, at an annual rate of [ ]% of the average daily gross assets of the Fund. Gross assets of the Fund shall be calculated by deducting accrued liabilities of the Fund not including the amount of any preferred shares outstanding or the principal amount of any indebtedness for money borrowed.

Pursuant to a sub-advisory agreement among the Fund, the Adviser and Parametric Portfolio Associates LLC, the Adviser has agreed to pay a sub-advisory fee, in an annual amount equal to [ ]% of the average daily gross assets of the Fund.

NOTE 4:  FEDERAL INCOME TAXES

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments.

                  EATON VANCE TAX-MANAGED BUYWRITE INCOME FUND

                       STATEMENT OF ADDITIONAL INFORMATION
                            [           ], 200[ ]

                                 _______________

                      INVESTMENT ADVISER AND ADMINISTRATOR
                             Eaton Vance Management
                                255 State Street
                                Boston, MA 02109

                                   SUB-ADVISER
                       Parametric Portfolio Associates LLC
                             One International Place
                                Boston, MA 02110

                                    CUSTODIAN
                         Investors Bank & Trust Company
                              200 Clarendon Street
                                Boston, MA 02116

                                 TRANSFER AGENT
                                    PFPC Inc.
                                 P.O. Box 43027
                            Providence, RI 02940-3027
                                 (800) 331-1710

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                                   [          ]

                                     PART C

                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(1) FINANCIAL STATEMENTS:

    Included in Part A:
    Not applicable.

    Included in Part B:
    Independent Auditor's Report*
    Statement of Assets and Liabilities*
    Notes to Financial Statement*

----------------------------
*To be added by amendment.

(2) EXHIBITS:

    (a) Agreement and Declaration of Trust dated November 17, 2004 filed herewith.

    (b)  By-Laws filed herewith.

    (c)  Not applicable.

    (d) Form of Specimen Certificate for Common Shares of Beneficial Interest to be filed by amendment.

    (e)  Form of Dividend Reinvestment Plan to be filed by amendment.

    (f)  Not applicable.

    (g) (1) Form of Investment Advisory Agreement dated ________, 2004, to be filed by amendment.

         (2) Form of Expense Reimbursement Arrangement dated __________, 2004, to be filed by amendment.

         (3) Form of Sub-Advisory Agreement dated _____________, 2004 to be filed by amendment.

    (h)  (1) Form of Underwriting Agreement to be filed by amendment.

         (2) Form of Master Agreement Among Underwriters to be filed by amendment.

         (3) Form of Master Selected Dealers Agreement to be filed by amendment.

    (i) The Securities and Exchange Commission has granted the Registrant an exemptive order that permits the Registrant to enter into deferred compensation arrangements with its independent Trustees. See in the matter of Capital Exchange Fund, Inc., Release No. IC- 20671 (November 1, 1994).

    (j) (1) Master Custodian Agreement with Investors Bank & Trust Company dated ______________, 2004 to be filed by amendment.

         (2) Extension Agreement dated August 31, 2000 to Master Custodian Agreement with Investors Bank & Trust Company filed as Exhibit
             (g)(4) to Post-Effective Amendment No. 85 of Eaton Vance Municipals Trust (File Nos. 33-572, 811-4409) filed with the Commission on January 23, 2001 (Accession No. 0000940394-01-500027) and
             incorporated herein by reference.

         (3) Delegation Agreement dated December 11, 2000, with Investors Bank & Trust Company filed as Exhibit (j)(e) to the Eaton Vance Prime Rate Reserves N-2, Amendment No. 5 (File Nos. 333-32267, 811-05808) filed April 3, 2002 (Accession No. 0000940394-01-500126) and incorporated herein by reference.

    (k) (1) Supplement to the Transfer Agency and Services Agreement dated ___________, 2004 to be filed by amendment.

         (2) Transfer Agency and Services Agreement as amended and restated on June 16, 2003, filed as Exhibit (k)(2) to the Registration Statement of Eaton Vance Tax-Advantaged Dividend Income Fund (File Nos. 333- 107050 and 811-21400) filed July 15, 2003 (Accession No.
             0000898432- 03- 000638) and incorporated herein by reference.

         (3) Form of Administration Agreement dated _______________, 2004 to be filed by amendment.

    (l) Opinion and Consent of Kirkpatrick & Lockhart LLP as to Registrant's Common Shares to be filed by amendment.

    (m)  Not applicable.

    (n) Consent of Independent Registered Public Accounting Firm to be filed by amendment.

    (o)  Not applicable.

    (p)  Letter Agreement with Eaton Vance Management to be filed by amendment.

    (q)  Not applicable.

    (r) (1) Code of Ethics adopted by Eaton Vance Corp., Eaton Vance Management, Boston Management and Research, Eaton Vance Distributors, Inc. and the Eaton Vance Funds effective September 1, 2000, as revised June 4, 2002, filed as Exhibit (p) to Post-Effective Amendment No. 45 of Eaton Vance Investment Trust (File Nos. 33-1121, 811-4443) filed July 24, 2002 (Accession No.
             0000940394-02-000462) and incorporated herein by reference.

         (2) Code of Ethics for Rampart Investment Management Company, Inc. effective September 1, 2004, filed as Exhibit (r)(2) to Pre-Effective Amendment No. 1 of Eaton Vance Enhanced Equity Income Fund (File Nos. 333-118180, 811-21614) filed September 24, 2004
             (Accession No. 0000950135-04-004565) and incorporated herein by reference.

    (s)  Power of Attorney dated ____________, 2004 to be filed by amendment.

ITEM 25. MARKETING ARRANGEMENTS

    See  Form of Underwriting Agreement to be filed by amendment.

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

    The  approximate expenses in connection with the offering are as follows:

Registration and Filing Fees                               $_________________
National Association of Securities Dealers, Inc. Fees
New York Stock Exchange Fees
Costs of Printing and Engraving
Accounting Fees and Expenses
Legal Fees and Expenses
                                                            ===============
Total                                                      $_________________

ITEM 27  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

    None.

ITEM 28. NUMBER OF HOLDERS OF SECURITIES

    Set forth below is the number of record holders as of November 10, 2004, of each class of securities of the Registrant:

Title of Class                                      Number of Record Holders
--------------                                      ------------------------
Common Shares of Beneficial                                     0
interest, par value $0.01 per share

ITEM 29. INDEMNIFICATION

    The Registrant's By-Laws filed herewith contain, and the form of Underwriting Agreement to be filed by amendment is expected to contain, provisions limiting the liability, and providing for indemnification, of the Trustees and officers under certain circumstances.

    Registrant's Trustees and officers are insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their official capacities as such. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in this Item 29, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

    Reference is made to: (i) the information set forth under the caption Investment advisory and other services" in the Statement of Additional Information; (ii) the Eaton Vance Corp. 10-K filed under the Securities Exchange Act of 1934 (File No. 001-8100); and (iii) the Form ADV of Eaton Vance Management (File No. 801-15930) filed with the Commission, all of which are incorporated herein by reference.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

    All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the possession and custody of the Registrant's custodian, Investors Bank & Trust Company, 200 Clarendon Street, 16th Floor, Boston, MA 02116, and its transfer agent, PFPC Inc., 4400 Computer Drive, Westborough, MA 01581-5120, with the exception of certain corporate documents and portfolio trading documents which are in the possession and custody of Eaton Vance Management, The Eaton Vance Building, 255 State Street, Boston, MA 02109. Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of Eaton Vance Management.

ITEM 32. MANAGEMENT SERVICES

    Not  applicable.

ITEM 33. UNDERTAKINGS

    1. The Registrant undertakes to suspend offering of Common Shares until the prospectus is amended if (1) subsequent to the effective date of this Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of this Registration Statement or
(2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

    2.   Not applicable.

    3.   Not applicable.

    4.   Not applicable.

    5.   The Registrant undertakes that:

         a. for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to 497(h) under the Securities Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

         b. for the purpose of determining any liability under the Securities Act, each post- effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

                                     NOTICE

    A copy of the Agreement and Declaration of Trust of Eaton Vance Tax-Managed BuyWrite Income Fund is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually, but are binding only upon the assets and property of the Registrant.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston and the Commonwealth of Massachusetts, on the 19th day of November 2004.



                              EATON VANCE TAX-MANAGED BUYWRITE
                                INCOME FUND

                              By:  /s/ Duncan W. Richardson
                                   ------------------------
                                   Duncan W. Richardson
                                   President and Chief Executive Officer

    Pursuant to the requirements of the Securities Act of 1933, as amended this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                  Title                              Date
---------------------      ------------------------           -----------------


/s/ Duncan W. Richardson   President and Chief Executive      November 19, 2004
------------------------   Officer
Duncan W. Richardson

/s/ James L. O'Connor      Treasurer and Principal Financial  November 19, 2004
---------------------      and Accounting
James L. O'Connor

/s/ Alan R. Dynner         Trustee                            November 19, 2004
------------------
Alan R. Dynner

/s/ James B. Hawkes        Trustee                            November 19, 2004
-------------------
James B. Hawkes

                                INDEX TO EXHIBITS

    (a) Agreement and Declaration of Trust dated November 17, 2004

    (b) By-Laws